(INVESCO LOGO)

                             INVESCO BALANCED FUND,
                                 A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all retail INVESCO Funds (including your Fund) and the retail AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of these new investment advisory and sub-advisory agreements. If approved, these new agreements will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will occur prior to the consolidation of your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                             INVESCO BALANCED FUND,
                                 A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO Balanced Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve a Plan of Reorganization under which all of the assets of your Fund will be transferred to INVESCO Total Return Fund ("Buying Fund"), each an investment portfolio of INVESCO Combination Stock & Bond Funds, Inc. ("Company"), Buying Fund will assume the liabilities of your Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

     2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

     3. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for your Fund.

     4. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for your Fund.

     5. Approve a Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

     6. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

INVESCO BALANCED FUND,                                INVESCO TOTAL RETURN FUND,

                              EACH A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                                 (800) 525-8085

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Balanced Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on five Proposals. The first Proposal to be voted on is a Plan of Reorganization (the "Plan of Reorganization") which provides for the combination of your Fund, with INVESCO Total Return Fund ("Buying Fund"), each an investment portfolio of INVESCO Combination Stock & Bond Funds Inc. ("Company") (the "Reorganization").

     Under the Plan of Reorganization, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Plan of Reorganization and the Reorganization as being advisable and in the best interests of your Fund.

     Company is a registered open-end management investment company that issues its shares in separate series. Your Fund and Buying Fund are each a series of Company. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both your Fund and Buying Fund. INVESCO is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is the same as that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Plan of Reorganization and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/ Prospectus for future reference.

     The shared Prospectus of your Fund and Buying Fund dated August 12, 2003, as supplemented August 12, 2003 and August 14, 2003 (the "Prospectus"), together with the related Statement of Additional Information dated August 12, 2003, as supplemented August 12, 2003 and August 14, 2003, and the Statement of Additional Information relating to the Reorganization, dated August 15, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectus and Statements of Additional Information described above, material incorporated by reference, and other information about Company.

     Copies of the Prospectus and the related Statement of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246.
Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining four Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; the approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") for your Fund; and the approval of a Plan of Reorganization (the "Plan of Redomestication") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/ Prospectus for election as directors of Company and has approved the new advisory agreement with AIM and the new sub-advisory agreement between AIM and INVESCO. Finally, the Board has approved the Plan of Redomestication as being advisable.

     All five Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION................................................     1
PROPOSAL 1 -- APPROVAL OF THE PLAN TO COMBINE YOUR FUND AND
  BUYING FUND...............................................     2
SUMMARY.....................................................     2
  The Reorganization........................................     2
  Comparison of Investment Objectives and Principal
     Strategies.............................................     3
  Comparison of Principal Service Providers.................     5
  Comparison of Performance.................................     5
  Comparison of Fees and Expenses...........................     5
  Comparison of Multiple Class Structures...................     6
  Comparison of Sales Charges...............................     6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................     6
  The Board's Recommendation on Proposal 1..................     7
RISK FACTORS................................................     8
  Risks Associated with Buying Fund.........................     8
  Comparison of Risks of Buying Fund and Your Fund..........    10
INFORMATION ABOUT BUYING FUND...............................    10
  Description of Buying Fund Shares.........................    10
  Management's Discussion of Fund Performance...............    10
  Financial Highlights......................................    10
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION.....    10
  Terms of the Reorganization...............................    10
  The Reorganization........................................    11
  Board Considerations......................................    11
  Other Terms...............................................    12
  Federal Income Tax Consequences...........................    12
  Accounting Treatment......................................    13
RIGHTS OF SHAREHOLDERS......................................    13
  General...................................................    14
  Liability of Shareholders.................................    14
  Election of Directors; Terms..............................    14
  Removal of Directors......................................    14
  Meetings of Shareholders..................................    14
  Liability of Directors and Officers; Indemnification......    14
  Dissolution and Termination...............................    14
  Voting Rights of Shareholders.............................    15
  Dissenters' Rights........................................    15
  Amendments to Organization Documents......................    15
CAPITALIZATION..............................................    16
LEGAL MATTERS...............................................    17
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......    17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    17
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................    17
  Background................................................    17
  Structure of the Board of Directors.......................    18
  Nominees for Directors....................................    18

                                                               PAGE
                                                               ----
  The Board's Recommendation on Proposal 2..................    22
  Current Committees of the Board...........................    22
  Board and Committee Meeting Attendance....................    24
  Future Committee Structure................................    24
  Director's Compensation...................................    25
  Current Retirement Plan for Directors.....................    25
  Current Deferred Compensation Plan........................    26
  New Retirement Plan for Directors.........................    26
  New Deferred Compensation Agreements......................    27
  Officers of Company.......................................    27
  Security Ownership of Management..........................    27
  Director Ownership of Your Fund's Shares..................    27
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................    27
  Background................................................    27
  Your Fund's Current Investment Advisor....................    28
  The Proposed New Investment Advisor for Your Fund.........    29
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................    29
  Terms of the Current Advisory Agreement...................    29
  Additional Services Provided by INVESCO and its
     Affiliates.............................................    30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................    30
  Terms of the Proposed Advisory Agreement..................    31
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................    34
  The Board's Recommendation on Proposal 3..................    36
PROPOSAL 4 -- APPROVAL OF NEW SUB-ADVISORY AGREEMENT........    36
  Background................................................    36
  The Proposed Sub-Advisor for Your Fund....................    37
  Positions with INVESCO Institutional Held by Company's
     Directors or Executive Officers........................    37
  Terms of the Proposed Sub-Advisory Agreement..............    37
  Advisory Fees Charged by INVESCO Institutional for Similar
     Types of Accounts for which it Serves as Advisor.......    38
  Factors the Directors Considered in Approving the Proposed
     Sub-Advisory Agreement.................................    38
  The Board's Recommendation on Proposal 4..................    39
PROPOSAL 5 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................    39
  Background................................................    39
  Reasons for the Proposed Redomestication..................    40
  What the Proposed Redomestication Will Involve............    40
  The Federal Income Tax Consequences of the
     Redomestication........................................    42
  Appraisal Rights..........................................    42
  The Trust Compared to Company.............................    42
  The Board's Recommendation on Proposal 5..................    43
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............    43
  Proxy Statement/Prospectus................................    43
  Time and Place of Special Meeting.........................    44
  Voting in Person..........................................    44
  Voting by Proxy...........................................    44
  Voting by Telephone or the Internet.......................    44
  Quorum Requirement and Adjournment........................    45

                                                               PAGE
                                                               ----
  Vote Necessary to Approve Each Proposal...................    45
  Proxy Solicitation........................................    45
  Other Matters.............................................    46
  Shareholder Proposals.....................................    46
  Ownership of Shares.......................................    46
INDEPENDENT PUBLIC ACCOUNTANTS..............................    46
  Fees Paid to the Auditor Related to Company...............    46
  Fees Paid to the Auditor Not Related to Company...........    47

EXHIBIT A......Classes of Shares of Your Fund and Corresponding Classes of Shares of
Buying Fund
EXHIBIT B.....................Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C...................................Comparison Fee Table and Expense Example
EXHIBIT D................................................Director Compensation Table
EXHIBIT E........................................................Officers of Company
EXHIBIT F...........................................Security Ownership of Management
EXHIBIT G..........................................Director Ownership of Fund Shares
EXHIBIT H..........Principal Executive Officer and Directors of A I M Advisors, Inc.
EXHIBIT I..................................Compensation to INVESCO Funds Group, Inc.
EXHIBIT J.......Fees Paid to INVESCO Funds Group, Inc. and Affiliates in Most Recent
  Fiscal Year
EXHIBIT K.................................Advisory Fee Schedules for Other AIM Funds
EXHIBIT L..............................Proposed Compensation to A I M Advisors, Inc.
EXHIBIT M.........Principal Executive Officer and Directors of INVESCO Institutional
  (N.A.), Inc.
EXHIBIT N................Proposed Compensation to INVESCO Institutional (N.A.), Inc.
EXHIBIT O....Advisory Fee Rates for Other INVESCO Institutional (N.A.), Inc. Advised
  Types of Accounts
EXHIBIT P...............Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT Q...........................................Ownership of Shares of Your Fund
EXHIBIT R.........................................Ownership of Shares of Buying Fund
APPENDIX I.......Plan of Reorganization for Your Fund (to Effect the Reorganization)
APPENDIX II................................................Prospectus of Buying Fund
APPENDIX III................................Discussion of Performance of Buying Fund
APPENDIX IV..........Form of Investment Advisory Agreement with A I M Advisors, Inc.
APPENDIX V............................................Form of Sub-Advisory Agreement
APPENDIX VI........Agreement and Plan of Reorganization for Your Fund (to Effect the
  Redomestication)

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund and Buying Fund are each one of 46 portfolios advised by INVESCO. Proposals 1 through 5 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposals 3 and 4 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 5 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 5 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. If Proposal 1 is approved but Proposal 5 is not approved, your Fund will be combined with Buying Fund but will not be redomesticated as a new series portfolio of a Delaware statutory trust. For information about the Special Meeting and voting on Proposals 1 through 5, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 5, see "Information About the Special Meeting and Voting -- Vote Necessary to Approve Each Proposal."

                                   PROPOSAL 1
                              APPROVAL OF THE PLAN
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Plan of Reorganization, see "Additional Information About the Plan of Reorganization -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Plan of Reorganization. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund and Buying Fund are each a series of Company, a Maryland corporation.

     If shareholders of your Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization."

     Company will receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Plan of Reorganization -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue the same investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objectives or goals of Buying Fund and your Fund are classified as fundamental, which means that the Board cannot change them without shareholder approval.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in the Statement of Additional Information. Your Fund and Buying Fund have the same fundamental investment restrictions and non-fundamental policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Prospectus.

            INVESCO BALANCED FUND                          INVESCO TOTAL RETURN FUND
                 (YOUR FUND)                                     (BUYING FUND)
---------------------------------------------    ---------------------------------------------
                                     INVESTMENT OBJECTIVE
- high total return through both growth and      - high total return through both growth and
  current income                                   current income
                                    INVESTMENT STRATEGIES
- invests at least 65% of its assets in a        - invests at least 65% of its assets in a
  combination of common stocks and                 combination of common stocks of companies
  fixed-income securities, including               with a history of paying regular dividends
  preferred stocks, convertible securities         and in debt securities
  and bonds
- invests at least 25% of its assets in debt     - invests 30% of its assets in debt
  securities that are investment-grade at the      securities that are investment grade at the
  time of purchase, which may include              time of purchase, which may include
  obligations of the U.S. governments,             corporate obligations and obligations of
  government agencies and investment grade         the U.S. government and government agencies
  corporate bonds
- invests in equity securities believed to       - The remaining assets of Buying Fund are
  have better-than-average earnings growth         allocated to other investments at INVESCO's
  potential, as well as companies within           discretion based upon current business,
  industries that are well-positioned for the      economic, and market conditions. The
  current and expected economic climate            portion of Buying Fund's portfolio invested
  taking into consideration companies'             in equity securities will be primarily
  dividend payout records. Although most of        invested in large-capitalization stocks
  your Fund's holdings are traded on national      that possess one of three attributes that
  stock exchanges or in the over-the-counter       are attractive relative to the Standard &
  market, your Fund may also take positions        Poor's 500 Composite Stock Price Index: (i)
  in securities traded on regional or foreign      a low price- to-earnings ratio, (ii) a high
  exchanges                                        dividend yield, or (iii) consistent growth
- no corresponding strategy                      - the portion of Buying Fund's portfolio
                                                   invested in equity securities is managed in
                                                   a blend of the growth and value investing
                                                   styles
- may hold securities of any maturity, with      - no corresponding strategy
  the average maturity of the portfolio
  varying depending upon economic and market
  conditions
- invests in a mix of equity securities and      - invests in a mix of equity securities and
  debt securities, as well as in options and       debt securities, as well as in options and
  other investments whose value is based upon      other investments whose value is based upon
  the values of these securities                   the values of these securities
- actively managed                               - actively managed

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                       SERVICE PROVIDERS
                                 --------------------------------------------------------------
                                     INVESCO BALANCED FUND          INVESCO TOTAL RETURN FUND
SERVICE                                   (YOUR FUND)                     (BUYING FUND)
-----------------------------    -----------------------------    -----------------------------
Investment Advisor               INVESCO Funds Group, Inc.*       INVESCO Funds Group, Inc.*
                                 4350 South Monaco Street         4350 South Monaco Street
                                 Denver, Colorado 80237           Denver, Colorado 80237
Distributor                      A I M Distributors, Inc.**       A I M Distributors, Inc.**
                                 11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                                 Houston, Texas 77046-1173        Houston, Texas 77046-1173
Administrator                    INVESCO Funds Group, Inc.***     INVESCO Funds Group, Inc.***
                                 4350 South Monaco Street         4350 South Monaco Street
                                 Denver, Colorado 80237           Denver, Colorado 80237
Custodian                        State Street Bank and Trust      State Street Bank and Trust
                                 Company                          Company
Transfer Agent and               INVESCO Funds Group, Inc.****    INVESCO Funds Group, Inc.****
  Dividend Disbursing Agent
Independent Auditors             PricewaterhouseCoopers LLP       PricewaterhouseCoopers LLP

---------------

* If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund and Buying Fund effective July 1, 2003.

*** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as administrator for Buying Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund and Buying Fund as of May 31, 2003 expressed as a percentage of net assets ("Expense Ratio") can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of May 31, 2003 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Prospectus.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The sales charges of Buying Fund and your Fund are identical. The chart below provides a summary of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Prospectus.

           CLASS A                          CLASS B                          CLASS C
-----------------------------    -----------------------------    -----------------------------
- subject to an initial sales    - not subject to an initial      - not subject to an initial
  charge*                          sales charge                     sales charge
- may be subject to a CDSC on    - subject to a CDSC on           - subject to a CDSC on
  redemptions made within 18       certain redemptions made         certain redemptions made
  months from the date of          within 6 years from the          within 12 months from the
  certain large purchases**        date of purchase                 date of purchase***

           CLASS K                      INVESTOR CLASS                 INSTITUTIONAL CLASS
-----------------------------    -----------------------------    -----------------------------
- not subject to an initial      - not subject to an initial      - not subject to an initial
  sales charge                     sales charge                     sales charge
- may be subject to a CDSC on    - not subject to a CDSC          - not subject to a CDSC
  redemptions made within 12
  months from the date of
  certain purchases

---------------

* Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors and those of their investment advisor.

** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund and Buying Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale, distribution and exchange of the shares of each of their respective classes other than Institutional Class shares. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase, redemption and exchange procedures of your Fund and Buying Fund are identical. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Prospectus.

     As of the date of this Proxy Statement/Prospectus, shares of Buying Fund and your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds. It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. See "Additional Information About the Plan of Reorganization -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, the Prospectus.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

SECTOR RISK

     Buying Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Buying Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of Buying Fund's portfolio holdings to a particular economic sector, Buying Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. Buying Fund can still be diversified, even if it is heavily weighted in one or more sectors.

MARKET RISK

     Buying Fund's principal risk is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price securities markets, and the securities held in Buying Fund's portfolio may decline in value more than the overall securities markets. Since INVESCO has discretion to allocate the amounts of equity securities and debt securities held in Buying Fund, there is an additional risk that the portfolio of Buying Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

     In addition, equity stock prices vary and may fall, thus reducing the value of Buying Fund's investments. Certain stocks selected for Buying Fund's portfolio may decline in value more than the overall stock market.

CREDIT RISK

     Buying Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which Buying Fund invests. A decline in interest rates tends to increase the market values of debt securities in which Buying Fund invests.

     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Buying Fund may each invest up to 25% of their respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     European Economic and Monetary Union. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. Other European countries may adopt the euro in the future.

INTEREST RATE RISK

     Changes in interest rates will affect the resale value of debt securities held in Buying Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

     Buying Fund's portfolio is liquid if Buying Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

     Buying Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for Buying Fund to earn income may be decreased.

COUNTERPARTY RISK

     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with Buying Fund.

LACK OF TIMELY INFORMATION

     Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

GENERAL RISKS

     Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

     No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

     Possible Loss of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and Buying Fund will not reimburse you for any of these losses.

     Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of Buying Fund's underlying investments and changes in the equity markets as a whole.

     Not a Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. Buying Fund is designed to be only a part of your personal investment plan.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     Because of the similarities in their investment objectives and strategies, your Fund and Buying Fund are subject to substantially similar investment risks. Set forth below, however, is a discussion of one risk that differs between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund and Buying Fund in the Prospectus.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Company in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Directors of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended May 31, 2003, is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

            ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Company's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Company directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Plan of Reorganization. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003 and for the short taxable year beginning on June 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended May 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Plan of Reorganization.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and Buying Fund and will not dilute the interests of your Fund's shareholders or Buying Fund shareholders, and approved the Plan of Reorganization and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Plan of Reorganization by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Plan of Reorganization which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Plan of Reorganization may be amended without shareholder approval.

     Company has made representations and warranties in the Plan of Reorganization that are customary in matters such as the Reorganization. The obligations of Company pursuant to the Plan of Reorganization are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Company's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Plan of Reorganization; and

     - Company shall have received an opinion from Kirkpatrick & Lockhart LLP that the consummation of the transactions contemplated by the Plan of Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Plan of Reorganization of Directors of Company may waive without shareholder approval any default or failure by Company to satisfy any of the above conditions as long as such a waiver will not have a material adverse effect on the benefits intended under the Plan of Reorganization for the shareholders of your Fund. The Plan of Reorganization may be terminated and the Reorganization may be abandoned at any time by Company if the shareholders of your Fund do not approve the Plan of Reorganization or if the Closing does not occur on or before December 31, 2003.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Company has not requested nor will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Kirkpatrick & Lockhart LLP will render a favorable opinion to Company as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company upon which Kirkpatrick & Lockhart LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     The following section outlines the rights of shareholders of your Fund and Buying Fund. Because your Fund and Buying Fund are each an investment portfolio of Company, the shareholders of your Fund and Buying Fund have identical rights.

GENERAL

     Company is a Maryland corporation. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS

     A director of Company may be removed by the holders of a majority of the outstanding shares of Company.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Plan of Reorganization.

                                                                                                             PRO FORMA
                                     YOUR FUND               YOUR FUND              BUYING FUND             BUYING FUND
                                  CLASS A SHARES         CLASS K SHARES(1)        CLASS A SHARES          CLASS A SHARES
                               ---------------------   ---------------------   ---------------------   ---------------------
Net Assets...................        $345,676               $8,098,140               $585,599               $9,029,415
Shares Outstanding...........          29,875                  691,567                 29,650                  457,189
Net Asset Value Per Share....          $11.57                   $11.71                 $19.75                   $19.75

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                          CLASS B SHARES          CLASS B SHARES          CLASS B SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                                $204,163                $380,235                $584,398
Shares Outstanding...........                                  17,879                  19,385                  29,797
Net Asset Value Per Share....                                  $11.42                  $19.61                  $19.61

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                          CLASS C SHARES          CLASS C SHARES          CLASS C SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                               $2,317,840               $673,298               $2,991,138
Shares Outstanding...........                                  195,401                 34,336                  152,513
Net Asset Value Per Share....                                   $11.86                 $19.61                   $19.61

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                       INVESTOR CLASS SHARES   INVESTOR CLASS SHARES   INVESTOR CLASS SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                              $498,160,647            $760,249,501           $1,258,410,148
Shares Outstanding...........                                42,110,347              37,796,643               62,568,667
Net Asset Value Per Share....                                    $11.83                  $20.11                   $20.11

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                        INSTITUTIONAL CLASS     INSTITUTIONAL CLASS     INSTITUTIONAL CLASS
                                                              SHARES                 SHARES(2)                SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                              $227,271,120                                    $227,271,120
Shares Outstanding...........                                19,486,870                                      11,504,653
Net Asset Value Per Share....                                    $11.66                  $19.75                  $19.75

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Institutional Class shares of Buying Fund did not exist. Institutional Class shares were added to Buying Fund in connection with the Reorganization. Institutional Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Institutional Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1221.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund and your Fund concerning the following topics, please refer to the following sections of the Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Fund Performance" for more information about the performance of Buying Fund and your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of Buying Fund and your Fund; (iii) see "Share Price" for more information about the pricing of shares of Buying Fund and your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of Buying Fund and your Fund; (v) see "Dividends And Capital Gains Distributions" for more information about Buying Fund and your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund and your Fund, the purchase, redemption and repurchase of shares of Buying Fund and your Fund, distribution arrangements and the multiple class structure of Buying Fund and your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Prospectus and related Statement of Additional Information is Registration No. 811-08066. Such Prospectus is incorporated herein by reference.

     Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company (including the Registration Statement of Company relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of

Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                            PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH     DIRECTOR SINCE            PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------     --------------   ------------------------------   --------------------------
Bob R. Baker -- 1936            1983        Consultant (2000-present);       None
                                            formerly, President and Chief
                                            Executive Officer (1988-2000)
                                            of AMC Cancer Research Center,
                                            Denver, Colorado; until
                                            mid-December 1988, Vice
                                            Chairman of the Board of First
                                            Columbia Financial
                                            Corporation, Englewood,
                                            Colorado; formerly, Chairman
                                            of the Board and Chief
                                            Executive Officer of First
                                            Columbia Financial
                                            Corporation.
James T. Bunch -- 1942          2000        Co-President and Founder of      None
                                            Green, Manning & Bunch Ltd.,
                                            Denver, Colorado
                                            (1988-present) (investment
                                            banking firm); Director,
                                            Policy Studies, Inc. and Van
                                            Gilder Insurance Corporation;
                                            formerly, General Counsel and
                                            Director of Boettcher & Co.,
                                            Denver, Colorado; and
                                            formerly, Chairman and
                                            Managing Partner, law firm of
                                            Davis, Graham & Stubbs,
                                            Denver, Colorado.
Gerald J. Lewis -- 1933         2000        Chairman of Lawsuit Resolution   General Chemical Group,
                                            Services, San Diego,             Inc., Hampdon, New
                                            California (1987-present);       Hampshire (1996-present),
                                            formerly, Associate Justice of   Wheelabrator Technologies,
                                            the California Court of          Inc. (waste management
                                            Appeals; and Of Counsel, law     company), Fisher
                                            firm of Latham & Watkins, San    Scientific, Inc.
                                            Diego, California (1987-         (laboratory supplies),
                                            1997).                           Henley Manufacturing,
                                                                             Inc., and California
                                                                             Coastal Properties, Inc.
Larry Soll, Ph.D. -- 1942       1997        Retired; formerly, Chairman of   Synergen Inc. (since
                                            the Board (1987-1994), Chief     incorporation in 1982) and
                                            Executive Officer (1982-1989     Isis Pharmaceuticals, Inc.
                                            and 1993-1994) and President
                                            (1982-1989) of Synergen Inc.
                                            (biotechnology company); and
                                            formerly, trustee of INVESCO
                                            Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                            PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH     DIRECTOR SINCE            PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------     --------------   ------------------------------   --------------------------
Mark H. Williamson(1) --        1998        Director, President and Chief    Director/trustee of each
  1951                                      Executive Officer, A I M         of the 17 AIM Funds
                                            Management Group Inc.;
                                            Director, Chairman and
                                            President, A I M Advisors,
                                            Inc. (registered investment
                                            advisor); Director, A I M
                                            Distributors, Inc. (registered
                                            broker dealer); and Chief
                                            Executive Officer of the AIM
                                            Division of AMVESCAP PLC
                                            (2003-present); formerly,
                                            Chief Executive Officer,
                                            Managed Products Division,
                                            AMVESCAP PLC (2001-2002);
                                            Chairman of the Board
                                            (1998-2002), President
                                            (1998-2002) and Chief
                                            Executive Officer (1998-2002)
                                            of INVESCO Funds Group, Inc.
                                            (registered investment
                                            advisor) and INVESCO
                                            Distributors, Inc. (registered
                                            broker dealer); Chief
                                            Operating Officer and Chairman
                                            of the Board of INVESCO Global
                                            Health Sciences Fund; Chairman
                                            and Chief Executive Officer of
                                            NationsBanc Advisors, Inc.;
                                            and Chairman of NationsBanc
                                            Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                               PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME AND YEAR OF BIRTH                         YEARS                    OTHER DIRECTORSHIP(S) HELD
----------------------         -------------------------------------   -----------------------------
Frank S. Bayley -- 1939        Of Counsel, law firm of Baker &         Badgley Funds, Inc.
                               McKenzie                                (registered investment
                                                                       company)
Bruce L. Crockett -- 1944      Chairman, Crockett Technology           ACE Limited (insurance
                               Associates (technology consulting       company); Captaris, Inc.
                               company) and Captaris, Inc. (unified    (unified messaging provider)
                               messaging provider)

                               PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME AND YEAR OF BIRTH                         YEARS                    OTHER DIRECTORSHIP(S) HELD
----------------------         -------------------------------------   -----------------------------
Albert R. Dowden -- 1941       Director of a number of public and      Cortland Trust, Inc.
                               private business corporations,          (Chairman) (registered
                               including the Boss Group, Ltd.          investment company); Annuity
                               (private investment and management)     and Life Re (Holdings), Ltd.
                               and Magellan Insurance Company;         (insurance company)
                               formerly, President, Chief Executive
                               Officer and Director, Volvo Group
                               North America, Inc.; Senior Vice
                               President, AB Volvo and director of
                               various affiliated Volvo Group
                               companies
Edward K. Dunn, Jr. -- 1935    Formerly, Chairman, Mercantile          None
                               Mortgage Corp.; President and Chief
                               Operating Officer, Mercantile-Safe
                               Deposit & Trust Co.; and President,
                               Mercantile Bankshares Corp.
Jack M. Fields -- 1952         Chief Executive Officer, Twenty First   Administaff
                               Century Group, Inc. (government
                               affairs company) and Texana Timber LP
Carl Frischling -- 1937        Partner, law firm of Kramer Levin       Cortland Trust, Inc.
                               Naftalis & Frankel LLP                  (registered investment
                                                                       company)
Prema Mathai-Davis -- 1950     Formerly, Chief Executive Officer,      None
                               YWCA of the USA
Lewis F. Pennock -- 1942       Partner, law firm of Pennock & Cooper   None
Ruth H. Quigley -- 1935        Retired                                 None
Louis S. Sklar -- 1939         Executive Vice President, Development   None
                               and Operations, Hines Interests
                               Limited Partnership (real estate
                               development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                                                                           OTHER
NAME AND YEAR OF BIRTH                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   DIRECTORSHIP(S) HELD
----------------------                -------------------------------------------   --------------------
Robert H. Graham(1) -- 1946           Director and Chairman, A I M Management               None
                                      Group Inc. (financial services holding
                                      company); and Director and Vice Chairman,
                                      AMVESCAP PLC (parent of AIM and a global
                                      investment management firm) and Chairman,
                                      AMVESCAP PLC -- AIM Division; formerly,
                                      President and Chief Executive Officer,
                                      A I M Management Group Inc.; Director,
                                      Chairman and President, A I M Advisors,
                                      Inc. (registered investment advisor);
                                      Director and Chairman, A I M Capital
                                      Management, Inc. (registered investment
                                      advisor), A I M Distributors, Inc.
                                      (registered broker dealer), A I M Fund
                                      Services, Inc. (registered transfer agent),
                                      and Fund Management Company (registered
                                      broker dealer); and Chief Executive
                                      Officer, AMVESCAP PLC -- Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended May 31, 2003, the Board met seven times, the audit committee met four times, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the executive, valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreement between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement for your Fund, with the same parties and on terms substantially identical to your Fund's then-existing investment advisory agreement. Such approval was necessary because your Fund's then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of AIM Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of your Fund's investment advisor. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of AIM Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution;

     - fees under the administrative services agreement; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  Administrative Services

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  Securities Lending

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your

Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Payment of Expenses and Restrictions on Fees Received

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  Termination/Amendment Rights

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement with respect to your Fund upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of your Fund. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  Non-Exclusivity Provisions

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  Delegation

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 4.

  Limitation of Liability of AIM, Company and Shareholders

     The current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement. The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  State Law Governing the Agreement

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund and the proposal, if approved by shareholders, to appoint INVESCO Institutional as sub-advisor to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 3 and 4 are approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from the proposed sub-advisory agreement between AIM and INVESCO Institutional.

     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix V.

     At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND

     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional is in Exhibit M.

POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Institutional under the proposed sub-advisory agreement, AIM will pay to INVESCO Institutional a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Institutional will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit N.

ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Institutional by certain types of accounts with similar investment objectives as your Fund are in Exhibit O.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:

     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO.

     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM.

     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  PROPOSAL 5 -
                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If both Proposals 1 and 5 are approved by the shareholders of your Fund, your Fund will first be redomesticated as a new series portfolio of the Trust and, after such redomestication has occurred, your Fund will be combined with Buying Fund.

     The Board has approved the Plan of Redomestication, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan of Redomestication, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan of Redomestication relating to the proposed Redomestication is set forth in Appendix VI.

     Approval of the Plan of Redomestication requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan of Redomestication with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan of Redomestication with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan of Redomestication are subject to various conditions stated therein. To provide against unforeseen events, the Plan of Redomestication may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan of Redomestication by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan of Redomestication, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan of Redomestication authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement is set forth above under Proposal 4. If Proposal 3 is not approved by shareholders of a Current Fund, Company will not approve a sub-advisory agreement between AIM and INVESCO for the corresponding New Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 5, Company currently contemplates that the Redomestication will be consummated on October 28, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  Structure of the Trust

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of

Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees of the Trust

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  Shares of the Trust

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit P. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Plan of Reorganization.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO for your Fund.

     - FOR the proposal to approve the Plan of Redomestication.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 3 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 5 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     PROPOSALS 1, 3 AND 4. Approval of Proposals 1, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1, 3 and 4 because approval of Proposals 1, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSAL 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSAL 5. Approval of Proposal 5 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan of Redomestication because approval of the Plan of Redomestication requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $19,700. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit Q.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit R.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective August 13, 2003, the fiscal year end of Company was changed from May 31 to August 31. The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending August 31, 2003 and August 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of three separate series portfolios) aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 as follows:

Audit Fees..................................................   $ 94,200
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees*.............................................   $ 12,052
                                                               --------
Total Fees..................................................   $106,252

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $31,500
                                                               -------
Total Fees..................................................   $31,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                 ----------------------------------------------
Class A shares                                 Class A shares
Class B shares                                 Class B shares
Class C shares                                 Class C shares
Class K shares                                 Class A shares
Investor Class shares                          Investor Class shares
Institutional Class shares                     Institutional Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO BALANCED FUND (YOUR FUND)

INVESCO TOTAL RETURN FUND (BUYING FUND)

     Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes.

     The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2002 compared to the S&P 500 and Lehman Government/Credit Bond Indexes.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on Fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Funds will perform in the future.

                        BALANCED FUND -- INVESTOR CLASS
                     ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)(4)

'94.........................................................    9.44%
'95.........................................................   36.46%
'96.........................................................   14.66%
'97.........................................................   19.53%
'98.........................................................   17.33%
'99.........................................................   16.83%
'00.........................................................   (1.85)%
'01.........................................................  (11.54)%
'02.........................................................  (17.04)%


Best Calendar Qtr. 12/98 13.67%
Worst Calendar Qtr. 9/01 (12.52%)

             TOTAL RETURN FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)

'93.........................................................   12.34%
'94.........................................................    2.52%
'95.........................................................   28.64%
'96.........................................................   13.07%
'97.........................................................   25.04%
'98.........................................................   13.62%
'99.........................................................   (1.36)%
'00.........................................................   (3.65)%
'01.........................................................   (0.93)%
'02.........................................................  (12.44)%


Best Calendar Qtr. 6/97 11.86%
Worst Calendar Qtr. 9/02 (11.31%)

                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                        AS OF 12/31/02
                                                              ----------------------------------
                                                                                   10 YEARS OR
                                                              1 YEAR   5 YEARS   SINCE INCEPTION
                                                              ------   -------   ---------------
Investor Class
  Balanced Fund(1)(3)
     Return Before Taxes....................................  (17.04)%  (0.25)%       8.14%(4)
     Return After Taxes on Distributions....................  (17.43)%  (1.38)%       5.87%(4)
     Return After Taxes on Distributions and Sale of Fund
       Shares...............................................  (10.45)%  (0.52)%       5.74%(4)
  S&P 500 Index(5)
     (reflects no deduction for fees, expenses, or taxes)...  (22.09)%  (0.58)%       9.32%(4)
  Lehman Government/Credit Bond Index(5)
     (reflects no deduction for fees, expenses, or taxes)...   11.04%    7.62%        7.22%(4)
  Total Return Fund(1)(3)
     Return Before Taxes....................................  (12.44)%  (1.30)%       6.97%
     Return After Taxes on Distributions....................  (13.63)%  (2.82)%       5.31%
     Return After Taxes on Distributions and Sale of Fund
       Shares...............................................   (7.24)%  (1.41)%       5.15%
  S&P 500 Index(5)
     (reflects no deduction for fees, expenses, or taxes)...  (22.09)%  (0.58)%       9.35%
  Lehman Government/Credit Bond Index(5)
     (reflects no deduction for fees, expenses, or taxes)...   11.04%    7.62%        7.61%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) The year-by-year returns are for Investor Class only.

(3) Return before taxes for Investor Class shares of Balanced and Total Return Funds' year-to-date as of the calendar quarter ended June 30, 2003 were 9.83%, and 7.42%, respectively.

(4) The Fund (Investor Class shares) commenced investment operations on December 1, 1993. Index comparison begins on November 30, 1993.

(5) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE
FEE TABLE
     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Class K, Investor Class and Institutional shares of INVESCO Balanced Fund ("Selling Fund"), and of Class A, Class B, Class C, and Investor shares of INVESCO Total Return Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                                  SELLING FUND                                   BUYING FUND
                                                                 (AS OF 5/31/03)                               (AS OF 5/31/03)
                                       -------------------------------------------------------------------   --------------------
                                                                                  INVESTOR   INSTITUTIONAL
                                       CLASS A      CLASS B   CLASS C   CLASS K    CLASS         CLASS       CLASS A      CLASS B
                                       SHARES       SHARES    SHARES    SHARES     SHARES       SHARES       SHARES       SHARES
                                       -------      -------   -------   -------   --------   -------------   -------      -------
SHAREHOLDER FEES (fees paid directly
 from your investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................   5.50%         None      None      None      None          None        5.50%         None
Maximum Deferred Sales Charge
 (Load)(1)...........................    None(2)(3)  5.00%     1.00%      None(4)   None          None         None(2)(3)  5.00%
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.56%        0.56%     0.56%     0.56%     0.56%         0.56%        0.71%        0.71%
Distribution and/or Service (12b-1)
 Fees(6).............................   0.35%        1.00%     1.00%     0.45%     0.25%          None        0.35%        1.00%
Other Expenses.......................   1.60%        2.89%     1.18%     0.51%     0.50%         0.41%        0.88%        1.62%
Total Annual Fund Operating
 Expenses(7)(8)(9)...................   2.51%        4.45%     2.74%     1.52%     1.31%         0.97%        1.94%        3.33%
Fee Waivers/Reimbursements...........   0.41%        1.70%     0.00%     0.00%     0.00%         0.00%        0.00%        0.58%
Net Expenses.........................   2.10%        2.75%     2.74%     1.52%     1.31%         0.97%        1.94%        2.75%

                                                                                   BUYING FUND
                                          BUYING FUND                          PRO FORMA COMBINED
                                        (AS OF 5/31/03)                          (AS OF 5/31/03)
                                       ------------------   ---------------------------------------------------------
                                                 INVESTOR                                    INVESTOR   INSTITUTIONAL
                                       CLASS C    CLASS     CLASS A      CLASS B   CLASS C    CLASS         CLASS
                                       SHARES     SHARES    SHARES       SHARES    SHARES     SHARES       SHARES
                                       -------   --------   -------      -------   -------   --------   -------------
SHAREHOLDER FEES (fees paid directly
 from your investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................    None      None      5.50%         None      None      None          None
Maximum Deferred Sales Charge
 (Load)(1)...........................   1.00%      None       None(2)(3)  5.00%     1.00%      None          None
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.71%     0.71%      0.62%        0.62%     0.62%     0.62%         0.62%
Distribution and/or Service (12b-1)
 Fees(6).............................   1.00%     0.25%      0.35%        1.00%     1.00%     0.25%          None
Other Expenses.......................   1.78%     0.54%      0.52%        1.15%     1.29%     0.52%         0.40%
Total Annual Fund Operating
 Expenses(7)(8)(9)...................   3.49%     1.50%      1.49%        2.77%     2.91%     1.39%         1.02%
Fee Waivers/Reimbursements...........   0.74%     0.00%      0.00%        0.02%     0.16%     0.00%         0.00%
Net Expenses.........................   2.75%     1.50%      1.49%        2.75%     2.75%     1.39%         1.02%

---------------

(1) For Selling Fund, calculated as a percentage of original purchase price or redemption proceeds, whichever is less. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price.

(2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

(4) For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

(5) There is no guarantee that actual expenses will be the same as those shown in the table.

(6) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(7) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.35%, 2.00%, 2.00%, 1.45%, 1.25% and 1.00% on
    Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004.

(8) INVESCO has contractually agreed to waive fees and bear any expenses on Buying Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75% and 2.75% on Class A, Class B and Class C shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.34%, 1.99%, 1.99% and 1.24% on Class A, Class B, Class C and Investor Class shares, respectively. Further, the voluntary expense limitation for Institutional Class shares will be 0.99% upon the closing of the reorganization. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004.

(9) INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual limitation commitments between INVESCO and both Selling Fund and Buying Fund if such reimbursement does not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $751   $1,213   $1,740   $3,179
  Assuming no redemption....................................  $751   $1,213   $1,740   $3,179
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,329   $2,170   $3,956
  Assuming no redemption(3).................................  $278   $1,029   $1,970   $3,956
Class C shares
  Assuming complete redemption at end of period(2)..........  $377   $  850   $1,450   $3,070
  Assuming no redemption....................................  $277   $  850   $1,450   $3,070
Class K shares
  Assuming complete redemption at end of period.............  $155   $  480   $  829   $1,813
  Assuming no redemption....................................  $155   $  480   $  829   $1,813
Investor Class shares
  Assuming complete redemption at end of period.............  $133   $  415   $  718   $1,579
  Assuming no redemption....................................  $133   $  415   $  718   $1,579
Institutional Class shares
  Assuming complete redemption at end of period.............  $ 99   $  309   $  536   $1,190
  Assuming no redemption....................................  $ 99   $  309   $  536   $1,190
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $736   $1,126   $1,539   $2,690
  Assuming no redemption....................................  $736   $1,126   $1,539   $2,690
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,214   $1,833   $3,221
  Assuming no redemption(3).................................  $278   $  914   $1,633   $3,221
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  930   $1,682   $3,664
  Assuming no redemption....................................  $278   $  930   $1,682   $3,664
Investor Class Shares
  Assuming complete redemption at end of period.............  $153   $  474   $  818   $1,791
  Assuming no redemption....................................  $153   $  474   $  818   $1,791
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $693   $  995   $1,318   $2,232
  Assuming no redemption....................................  $693   $  995   $1,318   $2,232

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,155   $1,661   $2,789
  Assuming no redemption(3).................................  $278   $  855   $1,461   $2,789
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  870   $1,504   $3,209
  Assuming no redemption....................................  $278   $  870   $1,504   $3,209
Investor Class shares
  Assuming complete redemption at end of period.............  $142   $  440   $  761   $1,669
  Assuming no redemption....................................  $142   $  440   $  761   $1,669
Institutional Class shares
  Assuming complete redemption at end of period.............  $104   $  325   $  563   $1,248
  Assuming no redemption....................................  $104   $  325   $  563   $1,248

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                 AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                               COMPENSATION         ACCRUED BY         BENEFITS UPON      FROM ALL INVESCO
NAME OF DIRECTOR              FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)          FUNDS(4)
----------------              ---------------   -------------------   ----------------   ------------------
Bob R. Baker................      $27,113               $0                $34,000             $138,000
James T. Bunch..............       23,063                0                      0              124,625
Gerald J. Lewis.............       22,363                0                      0              116,500
Larry Soll, Ph.D............       23,529                0                      0              126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND POSITION(S) HELD  OFFICER
              WITH COMPANY                 SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------  -------   ---------------------------------------------------
Mark H. Williamson - 1951                  1998     Director, President and Chief Executive Officer,
Chairman of the Board                               A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Distributors,
                                                    Inc. (registered broker dealer); and Chief
                                                    Executive Officer of the AIM Division of AMVESCAP
                                                    PLC (2003-present); formerly, Chief Executive
                                                    Officer, Managed Products Division, AMVESCAP PLC
                                                    (2001-2002); Chairman of the Board (1998-2002),
                                                    President (1998-2002) and Chief Executive Officer
                                                    (1998-2002) of INVESCO Funds Group, Inc.
                                                    (registered investment advisor) and INVESCO
                                                    Distributors, Inc. (registered broker dealer);
                                                    Chief Operating Officer and Chairman of the Board
                                                    of INVESCO Global Health Sciences Fund; Chairman
                                                    and Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
Raymond R. Cunningham - 1951               2001     President (2001-present) and Chief Executive
President and Chief Executive Officer               Officer (2003-present) of INVESCO Funds Group,
                                                    Inc.; Chairman of the Board (2003-present) and
                                                    President (2003-present) of INVESCO Distributors,
                                                    Inc.; Senior Vice President and Chief Operating
                                                    Officer, A I M Management Group Inc.; Senior Vice
                                                    President, A I M Advisors, Inc. and A I M
                                                    Distributors, Inc.; formerly, Chief Operating
                                                    Officer (2001-2003) and Senior Vice President
                                                    (1999-2002) of INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; and Senior Vice
                                                    President of GT Global -- North America
                                                    (1992-1998).
Glen A. Payne - 1947                       1989     Senior Vice President, General Counsel and
Secretary                                           Secretary of INVESCO Funds Group, Inc.; Senior Vice
                                                    President, Secretary and General Counsel of INVESCO
                                                    Distributors, Inc.; formerly, Secretary of INVESCO
                                                    Global Health Sciences Fund; General Counsel of
                                                    INVESCO Trust Company (1989-1998); and employee of
                                                    the Securities and Exchange Commission, Washington,
                                                    DC (1973-1989).
Ronald L. Grooms - 1946                    1988     Senior Vice President and Treasurer of INVESCO
Chief Accounting Officer, Chief                     Funds Group, Inc.; and Senior Vice President and
Financial Officer and Treasurer                     Treasurer of INVESCO Distributors, Inc.; formerly,
                                                    Treasurer and Principal Financial and Accounting
                                                    Officer of INVESCO Global Health Sciences Fund; and
                                                    Senior Vice President and Treasurer of INVESCO
                                                    Trust Company (1988-1998).
William J. Galvin, Jr. - 1956              1992     Senior Vice President and Assistant Secretary
Assistant Secretary                                 INVESCO Funds Group, Inc.; and Senior Vice
                                                    President and Assistant Secretary of INVESCO
                                                    Distributors, Inc.; formerly, Trust Officer of
                                                    INVESCO Trust Company (1995-1998).

NAME, YEAR OF BIRTH AND POSITION(S) HELD  OFFICER
              WITH COMPANY                 SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------  -------   ---------------------------------------------------
Pamela J. Piro - 1960                      1999     Vice President and Assistant Treasurer of INVESCO
Assistant Treasurer                                 Funds Group, Inc.; and Assistant Treasurer of
                                                    INVESCO Distributors, Inc.; formerly, Assistant
                                                    Vice President (1996-1997).
Tane T. Tyler -- 1965                      2002     Vice President and Assistant General Counsel of
Assistant Secretary                                 INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each Fund of Company by the directors, nominees and current executive officers of Company. No information is given as to a Fund or class if a director, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

                                                                      SHARES OWNED
                                                                    BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND AND CLASS        OF JULY 25, 2003     CLASS
--------------------------------              --------------        ----------------   ----------
Bob R. Baker...........................  INVESCO Balanced Fund                15.494       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund             81.405       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            44.174       *
                                           (Investor Class)
Sueann Ambron..........................  INVESCO Balanced Fund                39.733       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund            156.501       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            29.721       *
                                           (Investor Class)
Victor L. Andrews......................  INVESCO Balanced Fund                15.494       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund             81.405       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            44.174       *
                                           (Investor Class)
Lawrence H. Budner.....................  INVESCO Balanced Fund                15.494       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund         11,889.685       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            44.174       *
                                           (Investor Class)
James T. Bunch.........................  INVESCO Balanced Fund                 9.556       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund             81.672       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            36.486       *
                                           (Investor Class)
Gerald J. Lewis........................  INVESCO Balanced Fund               454.295       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund            643.191       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            46.664       *
                                           (Investor Class)
John W. McIntyre.......................  INVESCO Balanced Fund             4,144.854       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund         10,557.602       *
                                           (Investor Class)
                                         INVESCO Total Return Fund            44.174       *
                                           (Investor Class)

                                                                      SHARES OWNED
                                                                    BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND AND CLASS        OF JULY 25, 2003     CLASS
--------------------------------              --------------        ----------------   ----------
Larry Soll, Ph.D. .....................  INVESCO Balanced Fund                15.494       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund            293.453       *
                                           (Investor Class)
                                         INVESCO Total Return Fund         1,065.694       *
                                           (Investor Class)
Pamela J. Piro.........................  INVESCO Balanced Fund               520.187       *
                                           (Investor Class)
Tane T. Tyler..........................  INVESCO Balanced Fund               836.720       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund            483.881       *
                                           (Investor Class)
All Directors, Nominees, and Current
  Executive Officers as a Group........  INVESCO Balanced Fund             6,067.321       *
                                           (Investor Class)
                                         INVESCO Core Equity Fund         17,268.795       *
                                           (Investor Class)
                                         INVESCO Total Return Fund         1,355.261       *
                                           (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                                                             REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY    DIRECTOR IN THE INVESCO
        NAME OF DIRECTOR          SECURITIES IN YOUR FUND        FUNDS COMPLEX
        ----------------          -----------------------  --------------------------
INDEPENDENT DIRECTORS
Bob R. Baker....................       $1 - $10,000                Over $100,000
James T. Bunch..................       $1 - $10,000             $50,001-$100,000
Gerald J. Lewis.................       $1 - $10,000             $50,001-$100,000
Larry Soll, Ph.D................       $1 - $10,000                Over $100,000

INTERESTED DIRECTOR
Mark H. Williamson..............           None                    Over $100,000

INDEPENDENT NOMINEES
Frank S. Bayley.................           None                    None
Bruce L. Crockett...............           None                    None
Albert R. Dowden................           None                    None
Edward K. Dunn..................           None                    None
Jack M. Fields..................           None                    None
Carl Frischling.................           None                    None
Prema Mathai-Davis..............           None                    None
Lewis F. Pennock................           None                    None
Ruth H. Quigley.................           None                    None
Louis S. Sklar..................           None                    None

NOMINEE WHO WILL BE INTERESTED
Robert H. Graham................           None                    None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, TX 77046.

NAME AND ADDRESS           POSITION WITH AIM                  PRINCIPAL OCCUPATION
----------------      ---------------------------   ----------------------------------------
Mark H. Williamson    Director, Chairman and        See director table under Proposal 2
                      President
Kevin M. Carome       Director, Senior Vice         Director, Senior Vice President,
                      President, General Counsel    Secretary and General Counsel, A I M
                      and Secretary                 Management Group Inc.; Vice President,
                                                    A I M Capital Management, Inc., A I M
                                                    Distributors, Inc. and A I M Fund
                                                    Services, Inc., and Director, Vice
                                                    President and General Counsel, Fund
                                                    Management Company
Gary T. Crum          Director and Senior Vice      Chairman, Director and Director of
                      President                     Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director, A I M Distributors, Inc. and
                                                    AMVESCAP PLC
Dawn M. Hawley        Director, Senior Vice         Director, Senior Vice President and
                      President and Chief           Chief Financial Officer, A I M
                      Financial Officer             Management Group Inc.; Vice President
                                                    and Treasurer, A I M Capital Management,
                                                    Inc. and A I M Distributors, Inc.;
                                                    Director, Vice President and Chief
                                                    Financial Officer, A I M Fund Services,
                                                    Inc.; and Vice President and Chief
                                                    Financial Officer, Fund Management
                                                    Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                           NET FEES PAID TO
                                      TOTAL NET ASSETS       INVESCO FUNDS      FEE WAIVERS OR EXPENSE
                                        FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR THE
                                     RECENTLY COMPLETED      MOST RECENTLY          MOST RECENTLY
            ANNUAL RATE               FISCAL PERIOD OR     COMPLETED FISCAL        COMPLETED FISCAL
(BASED ON AVERAGE DAILY NET ASSETS)         YEAR            PERIOD OR YEAR          PERIOD OR YEAR
-----------------------------------  ------------------   -------------------   ----------------------
0.60% of the first $350 million;        $811,095,776          $4,312,404               $352,585
0.55% of the next $350 million;
0.50% from $700 million;
0.45% from $2 billion;
0.40% from $4 billion;
0.375% from $6 billion;
0.35% from $8 billion

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                  INVESCO                   INVESCO               INVESCO
             NAME OF FUND                (ADMINISTRATIVE SERVICES)*   DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
             ------------                --------------------------   --------------------   -----------------
INVESCO Balanced Fund..................           $382,599                  $592,443            $3,057,647

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                     TOTAL NET
                                                                   ASSETS FOR THE
                                                                   MOST RECENTLY    FEE WAIVER, EXPENSE LIMITATIONS
                                                                     COMPLETED       AND/OR EXPENSE REIMBURSEMENTS
                                         ANNUAL RATE               FISCAL PERIOD    FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                 (BASED ON AVERAGE DAILY NET ASSETS)      OR YEAR            FISCAL PERIOD OR YEAR
------------                 -----------------------------------   --------------   -------------------------------
AIM Global Utilities Fund    0.60% of the first $200 million;       $157,083,619    Waive 0.02% of advisory fee on
                             0.50% of the next $300 million;                        average net assets
                             0.40% of the next $500 million;
                             0.30% of the excess over $1 billion
AIM International Core       1.00%                                  $ 90,235,884    N/A
  Equity Fund
AIM Real Estate Fund         0.90%                                  $193,700,806    N/A
AIM V.I. Global Utilities    0.65% of the first $250 million;       $ 21,034,499    Waive advisory fees to extent
  Fund                       0.60% of the excess over $250                          necessary to limit expenses
                             million                                                (excluding Rule 12b-1 plan
                                                                                    fees, if any, interest, taxes,
                                                                                    dividend expense on short
                                                                                    sales, extraordinary items and
                                                                                    increases in expenses due to
                                                                                    expense offset arrangements, if
                                                                                    any) of each Series to 1.30%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                               ANNUAL RATE
NET ASSETS                                         (BASED ON AVERAGE DAILY NET ASSETS)
----------                                         -----------------------------------
First $350 Million                                                 0.60%
Next $350 Million                                                  0.55%
From $700 Million                                                  0.50%
From $2 Billion                                                    0.45%
From $4 Billion                                                    0.40%
From $6 Billion                                                   0.375%
From $8 Billion                                                    0.35%

                                   EXHIBIT M

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                       INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc., all of whose business address is 1360 Peachtree Street, Atlanta, Georgia 30309.

NAME AND ADDRESS        POSITION WITH INVESCO INSTITUTIONAL (N.A.), INC.          PRINCIPAL OCCUPATION
----------------        ------------------------------------------------          --------------------
John D. Rogers          Director, Chairman, President and Chief           Chief Executive Officer, AMVESCAP
                        Executive Officer                                 PLC -- INVESCO Division
David A. Hartley        Director and Chief Financial Officer              Chief Financial Officer, INVESCO
                                                                          Division

                                   EXHIBIT N

          PROPOSED COMPENSATION TO INVESCO INSTITUTIONAL (N.A.), INC.

     AIM proposes to pay INVESCO Institutional (N.A.), Inc., as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT O

ADVISORY FEE RATES FOR OTHER INVESCO INSTITUTIONAL (N.A.), INC. ADVISED TYPES OF
                                    ACCOUNTS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as your Fund.

INVESCO National Asset
Management Division ("NAM")...   NAM Division's basic annual fee is as follows:
                                 For Core Multiple Attribute Equity, Growth
                                 Multiple Attribute Equity, and Premier Growth
                                 Multiple Attribute Equity accounts, .75 of 1%
                                 of the market value of assets up to $10
                                 million, .50 of 1% of the market value of assets on the next $40 million, .40 of 1% of the market value of assets on the next $50 million, and .25 of 1% of the market value of assets above $100 million. For Mid Cap Multiple
                                 Attribute Equity and Growth Mid Cap Multiple
                                 Attribute Equity accounts, .85 of 1% of the market value of assets up to $10 million, .60 of 1% of the market value of assets on the next
                                 $40 million, .50 of 1% of the market value of assets on the next $50 million, and .35 of 1%
                                 of the market value of assets above $100 million. For balances accounts, .65 of 1% of the market value of assets up to $10 million, .40 of 1% of the market value of assets on the next $40 million, .30 of 1% of the market value of assets on the next $50 million, and .20 of 1% of the market value of assets above $100 million. The NAM Division reserves the right to negotiate fees from the above schedules.

                                 The NAM Groups serve as an advisor or
                                 sub-advisor to mutual funds. The fees for such services are negotiated separately.

                                   EXHIBIT P

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     30,938.05

CLASS B SHARES

     20,909.12

CLASS C SHARES

     191,999.72

CLASS K SHARES

     582,602.23

INVESTOR CLASS SHARES

     40,713,671.77

                                   EXHIBIT Q

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
Charles Schwab & Co. Inc........................     Investor        4,611,596.56           11.33%
  Special Custody Acct. for the                        Class
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
State Street Bank & Trust Co. Cust..............     Investor        3,761,230.85            9.24%
  State of Michigan 401K Plan                          Class
  105 Rosemont Rd.
  Westwood, MA 02090-2318
FIIOC Agent.....................................     Investor        2,143,512.08            5.26%
  Employee Benefit Plans                               Class
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Charles Schwab & Co. Inc. ......................      Class A            7,341.80           23.73%
  Special Custody Acct. for the Exclusive
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Raymond James & Assoc. Inc. ....................      Class A            3,408.53           11.02%
  FBO Parker P/S
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
Raymond James & Assoc. Inc. ....................      Class A            1,681.97            5.44%
  FBO Balmer IRA
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
UBS Financial Services Inc. ....................      Class B            3,244.64           15.52%
  UBS PaineWebber CDN FBO
  Eugene L. Goldberg, M.D.
  P.O. Box 3321
  Weehawken, NJ 07086-8154
Merrill Lynch...................................      Class B            2,014.88            9.64%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
A.G. Edwards & Sons Inc. C/F....................      Class B            1,659.44            7.94%
  Richard C. Fichter R/O
  12009 Avery Ln.
  Bridgeton, MO 63044-3530

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
A.G. Edwards & Sons Inc. C/F....................      Class B            1,562.59            7.47%
  Sandra L. Babor IRA R/O
  10440 Decker Ave.
  Overland, MO 63114-1433
Elements/Jill Schwartz Inc......................      Class B            1,492.34            7.14%
  401K Plan Employee
  Jill Schwartz
  P.O. Box 461
  S. Egremont, MA 01258-0461
Dean Witter for the Benefit of Baltimore Fire
  Officers Assoc. ..............................      Class B            1,094.72            5.24%
  P.O. Box 250
  Church Street Station
  New York, NY 10008-0250
Saxon & Co. ....................................      Class K          553,878.72           95.07%
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT R

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
Charles Schwab & Co. Inc........................     Investor        4,762,107.92           13.16%
  Special Custody Acct. for the Exclusive
     Benefit of                                        Class
     Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Minnesota State.................................     Investor        3,915,916.24           10.82%
  Deferred Compensation Plan TR                        Class
  State of Minnesota
  c/o Great West Recordkeeper
  8515 E. Orchard Rd. #2T2
  Englewood, CO 80111-5037
American Express Trust TR.......................     Investor        3,781,341.33           10.45%
  American Express Trust                               Class
  Retirement Services Plans
  Attn. Chris Hunt
  P.O. Box 534
  Minneapolis, MN 55440-0534
FIIOC Agent.....................................     Investor        2,778,020.85            7.68%
  Employee Benefit Plans                               Class
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Prudential Securities Inc. .....................      Class A            5,040.48           22.71%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
American Enterprise Investment Svcs.............      Class A            1,621.05            7.30%
  FBO 216410711
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO.................      Class A            1,485.25            6.69%
  UBS-FINSVC CDN FBO
  Emilio Alonso
  P.O. Box 3321
  Weehawken, NJ 07086-8154
Charles Schwab & Co. Inc. ......................      Class A            1,443.66            6.50%
  Special Custody Acct. for the Exclusive
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
American Enterprise Investment Svcs.............      Class A            1,297.46            5.85%
  FBO 220542661
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Raymond James & Assoc. Inc. ....................      Class A            1,283.57            5.78%
  FBO Dharte Jr. IRA
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
American Enterprise Investment Svcs.............      Class A            1,191.56            5.37%
  FBO 198056391
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs.............      Class A            1,138.43            5.13%
  FBO 222200321
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Merrill Lynch...................................      Class B            3,891.50           14.27%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
American Enterprise Investment Svcs.............      Class B            2,918.03           10.70%
  FBO 209998841
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Juneau Volunteer Fire Department................      Class B            2,395.78            8.79%
  820 Glacier Ave.
  Juneau, AK 99801-1845
American Enterprise Investment Svcs.............      Class B            1,517.99            5.57%
  FBO 187786881
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO.................      Class C            5,063.13           10.26%
  Sacred Heart Church
  Father Paul Manderfield
  P.O. Box 546
  Calumet, MI 49913-0546
AMVESCAP Natl TC Cust. Roth.....................      Class C            5,002.84           10.14%
  David E. Robertson
  2100 White River Blvd. #130
  Muncie, IN 47303-5241

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                             PLAN OF REORGANIZATION
                                      FOR
                             INVESCO BALANCED FUND,
                            A SEPARATE PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE 1  DEFINITIONS.........................................................   I-1
SECTION 1.1.       Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS..................................................   I-3
SECTION 2.1.       Reorganization of Selling Fund..............................   I-3
SECTION 2.2.       Computation of Net Asset Value..............................   I-4
SECTION 2.3.       Valuation Date..............................................   I-4
SECTION 2.4.       Delivery....................................................   I-4
SECTION 2.5.       Termination of Series.......................................   I-4
SECTION 2.6.       Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.       Investment Securities.......................................   I-5
SECTION 2.8.       Liabilities.................................................   I-5

ARTICLE 3  CONDITIONS PRECEDENT WITH RESPECT TO BUYING FUND....................   I-5
SECTION 3.1.       Registration and Regulation of Selling Fund.................   I-5
SECTION 3.2.       Selling Fund Financial Statements...........................   I-5
SECTION 3.3.       No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.4.       Selling Fund Shares; Business Operations....................   I-6
SECTION 3.5.       Accountants.................................................   I-6
SECTION 3.6.       Binding Obligation..........................................   I-7
SECTION 3.7.       No Breaches or Defaults.....................................   I-7
SECTION 3.8.       Permits.....................................................   I-7
SECTION 3.9.       No Actions, Suits or Proceedings............................   I-7
SECTION 3.10.      Contracts...................................................   I-7
SECTION 3.11.      Properties and Assets.......................................   I-8
SECTION 3.12.      Taxes.......................................................   I-8
SECTION 3.13.      Benefit and Employment Obligations..........................   I-8
SECTION 3.14.      Voting Requirements.........................................   I-8
SECTION 3.15.      State Takeover Statutes.....................................   I-8
SECTION 3.16.      Books and Records...........................................   I-8
SECTION 3.17.      Prospectus and Statement of Additional Information..........   I-8
SECTION 3.18.      No Distribution.............................................   I-9
SECTION 3.19.      Liabilities of Selling Fund.................................   I-9
SECTION 3.20.      Shareholder Expenses........................................   I-9

ARTICLE 4  CONDITIONS PRECEDENT WITH RESPECT TO SELLING FUND...................   I-9
SECTION 4.1.       Registration and Regulation of Buying Fund..................   I-9
SECTION 4.2.       Buying Fund Financial Statements............................   I-9
SECTION 4.3.       No Material Adverse Changes; Contingent Liabilities.........   I-9
SECTION 4.4.       Registration of Buying Fund Shares..........................  I-10
SECTION 4.5.       Accountants.................................................  I-10
SECTION 4.6.       Binding Obligation..........................................  I-10
SECTION 4.7.       No Breaches or Defaults.....................................  I-10
SECTION 4.8.       Permits.....................................................  I-11

                                                                                 PAGE
                                                                                 ----
SECTION 4.9.       No Actions, Suits or Proceedings............................  I-11
SECTION 4.10.      Taxes.......................................................  I-11
SECTION 4.11.      Representations Concerning the Reorganization...............  I-11
SECTION 4.12.      Prospectus and Statement of Additional Information..........  I-12

ARTICLE 4A  CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND.....................  I-12
SECTION 4A.1       No Governmental Actions.....................................  I-12
SECTION 4A.2       No Brokers..................................................  I-12
SECTION 4A.3       Value of Shares.............................................  I-12
SECTION 4A.4       Intercompany Indebtedness; Consideration....................  I-12
SECTION 4A.5       Authorizations or Consents..................................  I-13
SECTION 4A.6       No Bankruptcy Proceedings...................................  I-13

ARTICLE 5  COVENANTS...........................................................  I-13
SECTION 5.1.       Conduct of Business.........................................  I-13
SECTION 5.2.       Expenses....................................................  I-13
SECTION 5.3.       Consents, Approvals and Filings.............................  I-13
SECTION 5.4.       Submission of Plan to Shareholders..........................  I-13

ARTICLE 6  FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION..................  I-14
SECTION 6.1.       Further Conditions Precedent with respect to Both Funds.....  I-14

ARTICLE 7  TERMINATION OF AGREEMENT............................................  I-15
SECTION 7.1.       Termination.................................................  I-15
SECTION 7.2.       Survival After Termination..................................  I-15

ARTICLE 8  MISCELLANEOUS.......................................................  I-15
SECTION 8.1.       Governing Law...............................................  I-15
SECTION 8.2.       Binding Effect, Persons Benefiting..........................  I-15
SECTION 8.3.       Miscellaneous Obligations...................................  I-15
SECTION 8.4.       Amendments..................................................  I-15
SECTION 8.5.       Interpretation..............................................  I-15
SECTION 8.6.       Successors and Assigns; Assignment..........................  I-16


Exhibit A          Excluded Liabilities of Selling Fund
Schedule 2.1       Classes of Shares of Selling Fund and Corresponding
                   Classes of Shares of Buying Fund
Schedule 3.3       Certain Contingent Liabilities of Selling Fund
Schedule 3.4(d)    Permitted Restructurings and Redomestications of Funds
Schedule 4.3       Certain Contingent Liabilities of Buying Fund
Schedule 4.4(a)    Classes of Shares of Buying Fund and Number of Shares of
                   Each Class Corporation is Authorized to Issue
Schedule 5.1       Permitted Combinations of Funds
Schedule 6.1(j)    Tax Opinions

                             PLAN OF REORGANIZATION

     PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Plan"), is adopted by INVESCO Combination Stock & Bond Funds, Inc., a Maryland corporation ("Corporation"), acting on behalf of INVESCO Balanced Fund ("Selling Fund") and INVESCO Total Return Fund ("Buying Fund"), each a separate series of Corporation. INVESCO Funds Group, Inc., a Delaware corporation, has executed this Plan to confirm its agreement with Section 6.1(d) of this Plan.

                                   WITNESSETH

     WHEREAS, Corporation is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, Buying Fund and INVESCO Core Equity Fund, for sale to the public; and

     WHEREAS, Investment Adviser (as defined below) provides investment advisory services to Corporation; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Corporation of shares of Buying Fund in the manner set forth in this Plan; and

     WHEREAS, this Plan is intended to be and is adopted by Corporation as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the Code (as defined below); and

     WHEREAS, Corporation is duly organized, validly existing and in good standing under Applicable Law (as defined below), with all requisite corporate power and authority to adopt this Plan and perform its obligations hereunder.

     NOW, THEREFORE, Corporation hereby adopts the following:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Plan, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Applicable Law" means the applicable laws of the State of Maryland, including the Maryland General Corporation Law.

     "Auditors" means PricewaterhouseCoopers LLP.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Corporation on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director of Corporation.

     "Buying Fund" means INVESCO Total Return Fund, a separate series of Corporation.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended May 31, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Plan.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Plan.

     "Closing Date" means November 3, 2003, or any other date Corporation determines.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Corporation" means INVESCO Combination Stock & Bond Funds, Inc., a Maryland corporation.

     "corresponding" means, when used with respect to a class of shares of either Fund, the classes of their shares set forth opposite each other on
Schedule 2.1.

     "Counsel" means Kirkpatrick & Lockhart LLP.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Fund" means Buying Fund or Selling Fund.

     "Governing Documents" means the organic documents that govern the business and operations of Corporation and shall include its Charter and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Adviser" means INVESCO Funds Group, Inc.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.8 of this Plan.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Plan" means this Plan of Reorganization, together with all Exhibits and Schedules attached hereto and all amendments hereto and thereof.

     "Registration Statement" means the registration statement on Form N-1A of Corporation, as amended, 1940 Act Registration No. 811-08066.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Corporation of Buying Fund Shares directly to Selling Fund Shareholders as described in this Plan, and the termination of Selling Fund's status as a designated series of shares of Corporation.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Selling Fund" means INVESCO Balanced Fund, a separate series of Corporation.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended May 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents to consider and vote upon the approval of this Plan.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or any other date Corporation determines.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Plan.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Corporation directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Plan shall be computed in accordance with the policies and procedures of Selling Fund as described in the Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Plan shall be made by Corporation.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Plan have been consummated), to be distributed to Selling Fund Shareholders under this Plan.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Corporation shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such transfer of assets (which shall be treated for all purposes hereof as delivery thereof by Corporation on Selling Fund's behalf to Custodian for Buying Fund's account) shall be made on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

     (b) If, on the Closing Date, Corporation is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Corporation shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Corporation shall be terminated and Corporation shall redeem the outstanding shares of Selling Fund from

Selling Fund Shareholders in accordance with its Governing Documents and Applicable Law; provided, however, that the termination of Selling Fund as a designated series of Corporation and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Corporation. Corporation shall provide instructions to the transfer agent of Corporation with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Corporation shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Corporation shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Corporation for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Corporation.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Corporation shall prepare a list setting forth the securities Selling Fund then owns together with the respective Federal income tax bases thereof (including detailed tax basis accounting records for each security to be transferred pursuant to this Plan) and holding periods therefor. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                CONDITIONS PRECEDENT WITH RESPECT TO BUYING FUND

     Corporation's obligations to implement this Plan on Buying Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 3.1. Registration and Regulation of Selling Fund. All Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Corporation to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.2. Selling Fund Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial

Statements present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Corporation. Except as set forth on Schedule 3.3, (a) there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles and (b) no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements which are required to be disclosed in accordance with those principles.

     SECTION 3.4.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than 50% of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this
Section 3.4(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (e) Corporation does not have, and has not had during the six (6) months prior to the date of this Plan, any employees, and shall not hire any employees from and after the date of this Plan through the Closing Date.

     SECTION 3.5. Accountants. Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ended on the date of the most recent financial statements included in the Selling Fund Financial Statements, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.6. Binding Obligation. This Plan has been duly adopted by Corporation on behalf of Selling Fund and, assuming this Plan has been duly approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Corporation enforceable against Corporation in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.7. No Breaches or Defaults. The adoption of this Plan by Corporation on behalf of Selling Fund and performance by Corporation of its obligations hereunder has been duly authorized by all necessary corporate action on the part of Corporation, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Corporation is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Corporation or any property of Selling Fund.

     SECTION 3.8. Permits. Corporation has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Corporation there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Corporation, threatened in writing or, if probable of assertion, orally, against Corporation affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Corporation's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Corporation is not, and has not been, to the knowledge of Corporation, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.10. Contracts. Corporation is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Corporation there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.11. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.12.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Corporation will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003, and for the short taxable year beginning on June 1, 2003, and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended May 31, 2003, and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.13. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.14. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Plan and, in connection therewith, the sale of all of Selling Fund's assets and the termination of Selling Fund as a designated series of Corporation.

     SECTION 3.15. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Plan or any of the transactions contemplated by this Plan.

     SECTION 3.16. Books and Records. The books and records of Corporation relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.17. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.18. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

     SECTION 3.19. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.20. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                                   ARTICLE 4

               CONDITIONS PRECEDENT WITH RESPECT TO SELLING FUND

     Corporation's obligations to implement this Plan on Selling Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 4.1. Registration and Regulation of Buying Fund. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.2. Buying Fund Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Corporation. Except as set forth on Schedule 4.3, (a) there are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles and (b) no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with those principles.

     SECTION 4.4.  Registration of Buying Fund Shares.

     (a) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.4(a). Under its Governing Documents, Corporation is authorized to issue the number of shares of each such class that is set forth on Schedule 4.4(a).

     (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Corporation then in effect.

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Corporation's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Corporation on Selling Fund's behalf for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Corporation to revoke or rescind any such registration or qualification.

     SECTION 4.5. Accountants. Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ended on the date of the most recent financial statements included in the Buying Fund Financial Statements, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.6. Binding Obligation. This Plan has been duly adopted by Corporation on behalf of Buying Fund and constitutes the legal, valid and binding obligation of Corporation enforceable against Corporation in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.7. No Breaches or Defaults. The adoption of this Plan by Corporation on behalf of Buying Fund and performance by Corporation of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Corporation and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Corporation is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject;
(B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Corporation or any property of Buying Fund.

     SECTION 4.8. Permits. Corporation has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Corporation there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Corporation, threatened in writing or, if probable of assertion, orally, against Corporation affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Corporation's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Corporation is not, and has not been, to the knowledge of Corporation, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.10.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.11.  Representations Concerning the Reorganization.

     (a) Corporation has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.11(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.11(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.12. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE 4A

                 CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND

     Corporation's obligations to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 4A.1 No Governmental Actions. There is no pending action, suit or proceeding, nor, to the knowledge of Corporation, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Corporation before any Governmental Authority which questions the validity or legality of this Plan or of the transactions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     SECTION 4A.2 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Corporation in connection with this Plan or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Corporation or any action taken by it.

     SECTION 4A.3 Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4A.4 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

     SECTION 4A.5 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Plan, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Corporation in connection with the due adoption by Corporation of this Plan and the consummation by Corporation of the transactions contemplated hereby.

     SECTION 4A.6 No Bankruptcy Proceedings. Corporation is not, with respect to either Fund, under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business. From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article 7), Corporation shall conduct the business of each Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of each Fund in the ordinary course in all material respects; provided, however, that this Section 5.1 shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d) or any of the combinations of funds set forth on Schedule 5.1.

     SECTION 5.2. Expenses. AMVESCAP PLC, on behalf of Investment Adviser, shall bear the costs and expenses incurred in connection with this Plan and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.3. Consents, Approvals and Filings. Corporation shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Plan. In addition, Corporation shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Corporation shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.4. Submission of Plan to Shareholders. Corporation shall take all action necessary in accordance with Applicable Law and its Governing Documents to convene the Shareholders Meeting. Corporation shall, through its Board of Directors, recommend to the shareholders of Selling Fund approval of this Plan. Corporation shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

               FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Further Conditions Precedent with respect to Both Funds. The obligation of Corporation to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by Corporation.

     (a) Corporation shall have complied with and satisfied in all material respects all agreements and conditions relating to each Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (b) There shall be delivered at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Corporation, in such individual's capacity as an officer of Corporation and not as an individual, to the effect that the condition specified in Section 6.1(a) has been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Corporation certifying as to the accuracy and completeness of the attached Governing Documents of Corporation, and resolutions, consents and authorizations of or regarding Corporation with respect to the adoption of this Plan and the transactions contemplated hereby.

     (c) The dividend or dividends described in the last sentence of Section 3.12(a) shall have been declared.

     (d) To the extent applicable, Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Investment Adviser and Selling Fund.

     (e) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date, from Governmental Authorities in connection with the adoption of this Plan and the consummation of the transactions contemplated herein by Corporation shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (f) This Plan, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (g) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.1(g), assets used by Selling Fund to pay the expenses it incurs in connection with this Plan and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Plan shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (h) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the Corporation shall use reasonable efforts to have any such order or injunction vacated.

     (i) The Registration Statement on Form N-14 filed by Corporation with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (j) Corporation shall have received on or before the Closing Date an opinion of Counsel in form and substance reasonably acceptable to Corporation, as to the matters set forth on Schedule 6.1(j). In rendering such opinion, Counsel may request and rely upon representations contained in certificates of officers of Corporation and others, and the officers of Corporation shall use their best efforts to make available such truthful certificates.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Plan may be terminated by Corporation on or prior to the Closing Date:

          (a) if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund;

          (b) if the Closing Date shall not be on or before the Termination
     Date;

          (c) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.4; or

          (d) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Plan is terminated in accordance with Section 7.1 and the Reorganization is not consummated, this Plan shall become void and of no further force and effect with respect to the Reorganization and each Fund, except for the provisions of Section 5.2.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Maryland applicable to contracts made and to be performed wholly within such state.

     SECTION 8.2. Binding Effect, Persons Benefiting. This Plan shall inure to the benefit of and be binding upon Corporation and its successors and assigns. Nothing in this Plan is intended or shall be construed to confer upon any entity or Person other than Corporation and its successors and assigns any right, remedy or claim under or by reason of this Plan or any part hereof.

     SECTION 8.3.  Miscellaneous Obligations.

     (a) To the extent Corporation is adopting this Plan on behalf of Buying Fund, which is a separate investment portfolio of Corporation, any amounts payable by Corporation under or in connection with this Plan shall be payable solely from the revenues and assets of Buying Fund.

     (b) To the extent Corporation is adopting this Plan on behalf of Selling Fund, which is a separate investment portfolio of Corporation, any amounts payable by Corporation under or in connection with this Plan shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.4. Amendments. This Plan may be amended, altered or modified at any time in any manner by Corporation's Board of Directors.

     SECTION 8.5. Interpretation. When a reference is made in this Plan to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Plan unless otherwise indicated. The table of contents and headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "without limitation." Each condition contained in Articles 3, 4 or 4A that relates to a general category of a subject matter shall be deemed superseded by a specific condition relating to a subcategory thereof to the extent of such specific condition.

     SECTION 8.6. Successors and Assigns; Assignment. This Plan shall be binding upon and inure to the benefit of Corporation, on behalf of Selling Fund and Buying Fund, and its respective successors and assigns. Corporation expressly acknowledges and agrees that this Plan shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.4(d).

                                   * * * * *

     By signing below, Investment Adviser accepts and agrees to its obligations under Section 6.1(d) of this Plan.

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................  Class A shares
Class B shares..............................................  Class B shares
Class C shares..............................................  Class C shares
Class K shares..............................................  Class K shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.3

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.4(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.3

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.4(a)

                                                                 NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               CORPORATION IS AUTHORIZED TO ISSUE
--------------------------------                               ----------------------------------
Class A shares..............................................              100,000,000
Class B shares..............................................              100,000,000
Class C shares..............................................              100,000,000
Class K shares..............................................              100,000,000
Investor Class shares.......................................              100,000,000

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity II Fund into AIM Premier Equity Fund

                                SCHEDULE 6.1(j)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

         INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K
          INVESCO Balanced Fund - Investor Class, Class A, B, C, and K
        INVESCO Total Return Fund - Investor Class, Class A, B, C, and K

    Supplement dated August 14, 2003 to the Prospectus dated August 12, 2003 as Supplemented August 12, 2003


The Board of Directors of INVESCO Combination Stock & Bonds Funds, Inc. (the "Company") approved, on August 12-13, 2003, a name change for the Company. Effective as of October 1, 2003, the name of the Company will be "AIM Combination Stock & Bond Funds, Inc."

The Board of Directors of the Company also approved, on August 12-13, 2003, for each series portfolio of the Company (each a "Fund" and, collectively, the "Funds") a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Company, under which AIM will serve as the investment advisor for each Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for each Fund. INVESCO Institutional is an affiliate of INVESCO Funds Group, Inc. ("INVESCO"), which currently serves as the investment advisor for each Fund.

The proposed advisory and sub-advisory agreements relate to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended rationalizing and streamlining the contractual arrangements for the provision of investment advisory and administrative services to funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds"). The objective is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. The portfolio management teams for the Funds will not change nor will the advisory fees paid by the Funds change as a result of this restructuring.

The Board of Directors of the Company previously approved, on June 9, 2003, a transaction in which INVESCO Balanced Fund would transfer all of its assets and liabilities to INVESCO Total Return Fund, another series of the Company (the "Reorganization"). The Company will enter into the proposed advisory and sub-advisory agreements for INVESCO Balanced Fund only if the Reorganization is not approved by shareholders.

For each Fund, the proposed investment advisory agreement and the proposed sub-advisory agreement require the approval of such Fund's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders, the proposed investment advisory and sub-advisory agreements will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of a Fund do not approve both the proposed investment advisory and sub-advisory agreements, the current investment advisory agreement with INVESCO will continue in effect for such Fund.

Effective October 1, 2003, exchangeability among like share classes of the AIM Funds and the INVESCO Funds will be permitted. The exchange policy will provide for the following types of exchanges:

--------------------------------------------------------------------------------
 SHAREHOLDERS INVESTED IN THE FOLLOWING      WILL BE OFFERED THE ABILITY TO
     CLASSES OF THE INVESCO FUNDS:             EXCHANGE INTO THE FOLLOWING
                                                CLASSES OF THE AIM FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares                    o  Class A Shares of Category I and
                                               II AIM Funds and AIM Tax-Exempt
o  Class A Shares(1)                           Cash Fund

                                            o  Class A3 Shares of all AIM Funds

                                            o  AIM Cash Reserve Shares of AIM
                                               Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares                           o  Class B Shares of all AIM Funds,
                                               with the exception of AIM
                                               Floating Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares                           o  Class C Shares of all AIM Funds,
                                               with the exception of AIM
                                               Floating Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares               o  Institutional Class Shares of
                                               all AIM Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                           o  There is currently no like class
                                               of shares offered by the AIM
                                               Funds
--------------------------------------------------------------------------------

----------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

--------------------------------------------------------------------------------
 SHAREHOLDERS INVESTED IN THE FOLLOWING      WILL BE OFFERED THE ABILITY TO
       CLASSES OF THE AIM FUNDS:               EXCHANGE INTO THE FOLLOWING
                                              CLASSES OF THE INVESCO FUNDS:
--------------------------------------------------------------------------------
o  Class A Shares of all AIM Funds,         o  Class A Shares of all INVESCO
   with the exception of Class A Shares        Funds(2)
   of Category III Funds purchased at
   net asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM
   Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds          o  Class B Shares of all INVESCO
                                               Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds          o  Class C Shares of all INVESCO
                                               Funds
--------------------------------------------------------------------------------
o  Institutional Class Shares of all        o  Institutional Class Shares of
   AIM Retail Funds                            all INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares                           o  There is currently no like class
                                               of shares offered by the INVESCO
                                               Funds
--------------------------------------------------------------------------------


INVESCO Funds Group, Inc. intends to implement the changed market timing exchange policy described below.

The following policy governing exchanges is effective on or about November 10, 2003: you are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

THE INFORMATION IN THE FOLLOWING THREE PARAGRAPHS SUPERSEDES THE INFORMATION IN THE SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 12, 2003 RELATING TO RIGHTS OF
ACCUMULATION:


----------
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

Effective August 18, 2003, the following replaces in its entirety the seventh paragraph appearing under the heading "How to Buy Shares - Sales Charges (Class A, B, C, and K Only)" in the prospectus:

RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

                            INVESCO CORE EQUITY FUND

The section of the Prospectus entitled "Investment Goals, Strategies, And Risks
- - INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K (Formerly, INVESCO Equity Income Fund)" is amended to (i) delete the first paragraph in its entirety and (ii) substitute the following in its place:

     The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts ("ADRs").

     The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market - companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

                            INVESCO TOTAL RETURN FUND

The section of the Prospectus entitled "Investment Goals, Strategies, And Risks
- - INVESCO Total Return Fund - Investor Class, Class A, B, C, and K" is amended to (i) delete the second and third paragraphs in their entirety and (ii) substitute the following in their place:

     The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market - companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

        INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K
          INVESCO Balanced Fund - Investor Class, Class A, B, C, and K
        INVESCO Total Return Fund - Investor Class, Class A, B, C, and K

    Supplement dated August 12, 2003 to the Prospectus dated August 12, 2003


The Board of Directors of INVESCO Combination Stock & Bond Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Balanced Fund ("Selling Fund"), would transfer all of its assets and liabilities to INVESCO Total Return Fund ("Buying Fund"), both of which are series of Seller (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both Selling Fund and Buying Fund. The investment advisor is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 2003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of various funds within the INVESCO Family of Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds within the INVESCO Family of Funds will allow INVESCO to concentrate on managing its core products.

AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Directors of Seller, including the independent directors, has determined that the Reorganization is advisable and in the best interests of Selling Fund and that the interests of the shareholders of Selling Fund will not be diluted as a result of the Reorganization.

The investment objectives of Selling Fund and Buying Fund are the same. Selling Fund's and Buying Fund's investment objective is capital appreciation and current income.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around October 21, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

It is anticipated that Selling Fund will be closed to new investors during the fourth quarter of 2003.

Effective August 18, 2003, the section of the Prospectus entitled "Fees And Expenses" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                            Investor Class    Class A       Class B       Class C      Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                            None              5.50%          None          None        None
Maximum Contingent Deferred Sales
  Charge (CDSC) as a percentage of
  the lower of the total original cost or
  current market value of the shares        None              None(1)        5.00%(2)      1.00%(2)    None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                   None              None           None          None        None


1 If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
2 A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."


Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Choosing A Share Class" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

     In addition, you should also consider the factors below:

                           Investor
                           Class            Class A           Class B           Class C          Class K

Initial Sales Charge       None             5.50%             None              None             None

CDSC(1)                    None             1% on certain     1%-5% for         1% for shares    0.70% on certain
                                            purchases held    shares held       held less than   purchases
                                            less than 18      less than         12 months        held less than
                                            months            6 years                            12 months

12b-1 Fee                  0.25%            0.35%             1.00%             1.00%            0.45%

Conversion                 No               No                Yes(2)            No               No

Purchase Order
Maximum                    None             None              $250,000          $1,000,000       None


1 Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

2 Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Sales Charges (Class A, B, C And K Only)" is amended to (i) delete the third, fourth, seventh, eighth, and tenth paragraphs in their entirety and (ii) substitute the following, respectively, in their place:

         CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

         CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

        Year Since
        Purchase Made                       Class B                    Class C

        First                               5%                         1%
        Second                              4%                         None
        Third                               3%                         None
        Fourth                              3%                         None
        Fifth                               2%                         None
        Sixth                               1%                         None
        Seventh and following               None(1)                    None

        1 Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

               RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C, or K) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

               LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

         You will not pay a CDSC:
                o   if you purchase less than $1,000,000 of Class A shares;

                o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
                o if you redeem Class B shares you held for more than six years;
                o if you redeem Class C shares you held for more than twelve months;
                o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
                o if you redeem shares acquired through reinvestment of dividends and distributions;
                o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
                o if you are a qualified plan investing in Class A shares or Class K shares and elect to forego any dealer concession;
                o   on increases in the net asset value of your shares;
                o   to pay account fees;
                o for IRA distributions due to death or disability or periodic distribution based on life expectancy;
                o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or for redemptions following the death of a shareholder or beneficial owner.

Effective August 18, 2003, the section of the Prospectus entitled "How To Sell Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

         Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

PROSPECTUS | AUGUST 12, 2003

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YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO COMBINATION
STOCK & BOND FUNDS, INC.

INVESCO CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO BALANCED FUND -- INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TOTAL RETURN FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

THREE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING CAPITAL APPRECIATION AND CURRENT INCOME.

INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks ....... 2
Fund Performance............................... 3
Fees And Expenses.............................. 6
Investment Risks............................... 8
Principal Risks Associated With The Funds ..... 8
Temporary Defensive Positions..................10
Fund Management................................11
Portfolio Managers.............................11
Potential Rewards..............................12
Share Price....................................13
How To Buy Shares..............................13
Your Account Services..........................18
How To Sell Shares.............................18
Taxes..........................................20
Dividends And Capital Gain Distributions.......21
Financial Highlights...........................22

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                           [INVESCO ICON]  INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

This Prospectus contains important information about the Funds' Investor Class, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Balanced Fund and INVESCO Total Return Fund also offers an additional class of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of Balanced Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
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[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds seek to provide you with high total return through both growth and current income. They are actively managed. The Funds invest in a mix of equity securities and debt securities, as well as in options and other investments whose value is based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Funds attempt to cushion against sharp price movements in both equity and debt securities.

Although the Funds are subject to a number of risks that could affect their performance, their principal risk is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a Fund's portfolio may decline in value more than the overall securities markets. Since INVESCO has discretion to allocate the amounts of equity securities and debt securities held in each Fund, there is an additional risk that the portfolio of a Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Funds are subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts ("ADRs"). The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government and corporate bonds that are rated investment grade at the time of purchase.

Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.

[KEY ICON]  INVESCO BALANCED FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 65% of its assets in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in common stocks and approximately one-quarter of its assets in debt securities that are investment grade at the time of purchase.

The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since current income is a component of total return, we also consider companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market. We may also take positions in securities traded on regional or foreign exchanges.

The Fund will normally invest at least 25% of its assets in debt securities that are investment-grade at the time of purchase, which may include obligations of the U.S. government, government agencies, and investment-grade corporate bonds. These securities tend to offer lower income than bonds of lower quality but are more shielded from credit risk. Obligations issued by U.S. government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions.

[KEY ICON]  INVESCO TOTAL RETURN FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 65% of its assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The Fund will normally invest at least 30% of its assets in debt securities that are investment grade at the time of purchase. The remaining assets of the Fund are allocated to other investments at INVESCO's discretion, based upon current business, economic, and market conditions.

INVESCO considers a combination of historic financial results, current prices for stocks, and the current yield to maturity available in the debt securities markets. To determine the actual allocations, the return that INVESCO believes is available from each category of investments is weighed against the returns expected from other categories. This analysis is continual and is updated with current market information.

The Fund is managed in the value style. That means we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles. Value-oriented funds typically will under perform growth-oriented funds when investor sentiment favors the growth investing style.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, Class C, and, with respect to Balanced and Core Equity Funds, Class K shares. Performance information for Class A and B shares and, with respect to Total Return Fund, Class K shares, is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class C shares, and, with respect to Balanced and Core Equity Funds, Class K, for various periods ended December 31, 2002 compared to the S&P 500 and/or Lehman Government/Credit Bond Indexes. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

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                       CORE EQUITY FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00   '01       '02
16.74%  (3.88%) 27.33%  16.72%  26.45%  14.13%  12.81%  4.21% (11.81%)  (19.77%)
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Calendar Qtr.         6/97    13.30%
Worst Calendar Qtr.   9/02   (17.94%)
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                         BALANCED FUND -- INVESTOR CLASS
                    ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)(4)
================================================================================
                                [GRAPHIC OMITTED]

'94     '95      '96      '97      '98      '99      '00       '01      '02
9.44%   36.46%   14.66%   19.53%   17.33%   16.83%   (1.85%)  (11.54%)  (17.04%)
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Best Calendar Qtr.   12/98    13.67%
Worst Calendar Qtr.   9/01   (12.52%)
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                       TOTAL RETURN FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94    '95    '96     '97     '98     '99      '00      '01     '02
12.34%  2.52%  28.64% 13.07%  25.04%  13.62%  (1.36%)  (3.65%)  (0.93%) (12.44%)
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Best Calendar Qtr.    6/97    11.86%
Worst Calendar Qtr.   9/02   (11.31%)
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                                                  AVERAGE ANNUAL TOTAL RETURN(5)
                                                          AS OF 12/31/02
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                                                                   10 YEARS
                                           1 YEAR    5 YEARS  OR SINCE INCEPTION
INVESTOR CLASS
  Core Equity Fund(1),(3)
    Return Before Taxes                    (19.77%)   (1.03%)         7.19%
    Return After Taxes on Distributions    (20.11%)   (2.93%)         4.61%

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                                                  AVERAGE ANNUAL TOTAL RETURN(5)
                                                          AS OF 12/31/02
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                                                                   10 YEARS
                                           1 YEAR    5 YEARS  OR SINCE INCEPTION
  Return After Taxes on Distributions
      and Sale of Fund Shares              (12.11%)   (0.92%)         5.19%
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.35%
  Balanced Fund(1),(3)
    Return Before Taxes                    (17.04%)   (0.25%)         8.14%(4)
    Return After Taxes on Distributions    (17.43%)   (1.38%)         5.87%(4)
    Return After Taxes on Distributions
      and Sale of Fund Shares              (10.45%)   (0.52%)         5.74%(4)
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.32%(4)
  Lehman Government/Credit Bond Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                     11.04%     7.62%          7.22%(4)

  Total Return Fund(1),(3)
    Return Before Taxes                    (12.44%)   (1.30%)         6.97%
    Return After Taxes on Distributions    (13.63%)   (2.82%)         5.31%
    Return After Taxes on Distributions
      and Sale of Fund Shares               (7.24%)   (1.41%)         5.15%
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.35%
  Lehman Government/Credit Bond Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                     11.04%     7.62%          7.61%

CLASS C - RETURN BEFORE TAXES
(Including CDSC)
  Core Equity Fund(1),(7)                  (21.52%)     N/A          (9.33%)(8)
  S&P 500 Index(6)                         (22.09%)     N/A         (13.19%)(8)

  Balanced Fund(1),(7)                     (18.73%)     N/A         (10.70%)(8)
  Total Return Fund(1),(7)                 (14.52%)     N/A          (5.34%)(8)
  S&P 500 Index(6)                         (22.09%)     N/A         (13.19%)(8)
  Lehman Government/Credit Bond Index(6)    11.04%      N/A          10.63%(8)

CLASS K - RETURN BEFORE TAXES
  Core Equity Fund(1),(9)                  (20.21%)     N/A         (16.46%)(10)
  S&P 500 Index(6)                         (22.09%)     N/A         (16.32%)(10)

  Balanced Fund(1),(9)                     (17.20%)     N/A         (15.41%)(10)
  S&P 500 Index(6)                         (22.09%)     N/A         (16.32%)(10)
  Lehman Government/Credit Bond Index(6)    11.04%      N/A          10.38%(10)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.
(2) The year-by-year returns are for Investor Class only and do not include the effect of a 12b-1 fee in excess of 0.25%, Class A's front-end sales charge, Class B's or Class C's CDSC, or other expenses specific to the other classes. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B and Class C were reflected, returns would be lower than those shown.
(3) Return before taxes for Investor Class shares of Core Equity, Balanced, and Total Return Funds year-to-date as of the calendar quarter ended June 30, 2003 were 10.87%, 9.83%, and 7.42%, respectively.
(4) The Fund (Investor Class shares) commenced investment operations on December 1, 1993. Index comparison begins on November 30, 1993.
(5) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
(6) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
(7) Return before taxes, including CDSC, for Class C shares of Core Equity, Balanced, and Total Return Funds year-to-date as of the calendar quarter ended June 30, 2003 were 9.22%, 8.40%, and 5.94%, respectively.
(8) Since inception of Class C shares on February 15, 2000. Index comparison begins on February 29, 2000.
(9) Return before taxes for Class K shares of Core Equity and Balanced Funds year-to-date as of the calendar quarter ended June 30, 2003 were 10.21% and 9.64%, respectively.
(10) Since inception of Class K shares on December 14, 2000. Index comparison begins on November 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                    Investor Class      Class A        Class B        Class C         Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                                    None                5.50%          None           None            None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a percentage
  of the lower of the total original cost
  or current market value of the shares             None                None(1)        5.00%(2)       1.00%(2)        None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                           None                None           None           None            None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

CORE EQUITY FUND
                                                    Investor Class      Class A        Class B        Class C         Class K

Management Fees                                     0.51%               0.51%          0.51%          0.51%           0.51%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.32%               0.37%          1.06%(9)       0.69%           1.67%(11)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.08%               1.23%(6)       2.57%(9)       2.20            2.63%(11)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.00%          0.00%          0.00%           0.43%
Net Expenses(5),(6)                                 1.08%               1.23%          2.57%(9)       2.20%           2.20%(11)
                                                    ====                ====           ====           ====            ====

BALANCED FUND
                                                    Investor Class      Class A        Class B        Class C         Class K
Management Fees                                     0.56%               0.56%          0.56%          0.56%           0.56%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.50%(7)            1.60%(8)       2.89%(9)       1.18%(10)       0.51%(11)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.31%(7)            2.51%(8)       4.45%(9)       2.74%(10)       1.52%(11)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.41%          1.70%          0.00%           0.00%
Net Expenses(5),(6)                                 1.31%(7)            2.10%(8)       2.75%(9)       2.74%(10)       1.52%(11)
                                                    ====                ====           ====           ====            ====

TOTAL RETURN FUND
                                                    Investor Class      Class A        Class B        Class C         Class K
Management Fees                                     0.71%               0.71%          0.71%          0.71%           0.71%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.54%(7)            0.88%(8)       1.62%(9)       1.78%(10)       0.54%(12),(13)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.50%(7)            1.94%(8)       3.33%(9)       3.49%(10)       1.70%(12),(13)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.00%          0.58%          0.74%           0.00%
Net Expenses(5),(6)                                 1.50%(7)            1.94%(8)       2.75%(9)       2.75%(10)       1.70%(12),(13)
                                                    ====                ====           ====           ====            ====

(1)  If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2)  A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy
     Shares."

(3)  Because each class pays a 12b-1 distribution and service fee which are based upon each class's assets, if you own shares of a
     Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(4)  Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(5)  INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. This voluntary expense limitation may be changed at any time following consultation with the board of directors.
(6)  To limit expenses, INVESCO has contractually obligated itself to waive and bear any expenses through May 31, 2005, that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for Class B and Class C shares, and
     2.20% for Class K shares.
(7)  Certain expenses of Investor Class shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Investor Class shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.45% and 1.26%, respectively, of the Fund's average net assets attributable to Investor Class shares and Total Return Fund's Investor Class shares' Other Expenses and Total Annual Fund
     Operating Expenses were 0.30% and 1.26%, respectively, of the Fund's average net assets attributable to Investor Class shares.
(8)  Certain expenses of Class A shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.43% and 1.34%, respectively, of the Fund's average net assets attributable to
     Class A shares and Total Return Fund's Class A shares' Other Expenses and Total Return Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.34%, respectively, of the Fund's average net assets atributable to
     Class A shares.
(9)  Certain expenses of Class B shares of Balanced, Core Equity and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class B shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.45% and 2.01%, respectively, of the Fund's average net assets attributable to Class B shares; Core Equity Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were
     0.65% and 2.16%, respectively, of the Fund's average net assets attributable to Class B shares and Total Return Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.01%, respectively, of the Fund's average net assets attributable to Class B shares.
(10) Certain expenses of Class C shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.45% and 2.01%, respectively, of the Fund's average net assets attributable to
     Class C shares and Total Return Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.53% and
     2.24%, respectively, of the Fund's average net assets attributable to Class C shares.
(11) Certain expenses of Class K shares of Balanced and Core Equity Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.45% and 1.46%, respectively, of the Fund's average net assets attributable to
     Class K shares and Core Equity Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 1.02% and
     1.98%, respectively, of the Fund's average net assets attributable to Class K shares.
(12) Based on estimated expenses for the current fiscal year.
(13) Certain expenses of Class K shares of Total Return Fund will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at anytime following consultation with the board of directors.
     After absorption, but excluding any expense offset-arrangements, Total Return Fund's Class K shares' Other Expenses and Total
     Annual Fund Operating Expenses are estimated to be 0.28% and 1.44%, respectively, of the Fund's average net assets attributable to Class K shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS     5 YEARS   10 YEARS
CORE EQUITY FUND
  Investor Class                        $110      $343       $ 595     $1,317
  Class A(1)                            $125      $390       $ 676     $1,489
  Class B - With Redemption(1)          $760    $1,099      $1,565     $2,275(2)
  Class B - Without Redemption          $260      $799      $1,365     $2,575(2)
  Class C - With Redemption(1)          $323      $688      $1,180     $2,534
  Class C - Without Redemption          $223      $688      $1,180     $2,534

                                       1 YEAR    3 YEARS     5 YEARS   10 YEARS

  Class K(3)                            $223      $734      $1,316     $2,898
BALANCED FUND
  Investor Class                        $133      $415       $ 718     $1,579
  Class A(1),(3)                        $751    $1,213      $1,740     $3,179
  Class B - With Redemption(1),(3)      $778    $1,329      $2,170     $3,956(2)
  Class B - Without Redemption(3)       $278    $1,029      $1,970     $3,956(2)
  Class C - With Redemption(1)          $377      $850      $1,450     $3,070
  Class C - Without Redemption          $277      $850      $1,450     $3,070
  Class K                               $155      $480       $ 829     $1,813
TOTAL RETURN FUND
  Investor Class                        $153      $474       $ 818     $1,791
  Class A(1)                            $736    $1,126      $1,539     $2,690
  Class B - With Redemption(1),(3)      $778    $1,214      $1,833     $3,221(2)
  Class B - Without Redemption(3)       $278      $914      $1,633     $3,221(2)
  Class C - With Redemption(1),(3)      $378      $930      $1,682     $3,664
  Class C - Without Redemption(3)       $278      $930      $1,682     $3,664
  Class K                               $173      $536        $923     $2,009

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."
(3) Class expenses remain the same for each period (except that the example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first two years of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size or large companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Balanced and Total Return Funds may invest up to 25% of their respective assets in securities of non-U.S. issuers. Core Equity Fund may invest up to 25% of its assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

INVESCO Total Return Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

            --------------------------------------------------------

Although each Fund generally invests in equity and debt securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                             RISKS              APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS
(ADRS)                          Market, Information,      Core Equity Balanced
These are securities            Political, Regulatory,    Total Return
issued by U.S. banks that       Diplomatic, Liquidity,
represent shares of             and Currency Risks
foreign corporations held
by those banks. Although
traded in U.S. securities
markets and valued in U.S.
dollars, ADRs carry most
of the risks of investing
directly in foreign
securities
--------------------------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES      Prepayment and Interest   Total Return
These are securities            Rate Risks
issued by the FHLMC and
the FNMA or guaranteed by
the GNMA and backed by
mortgages. The Fund
receives payments out of
the interest and principal
on the underlying
mortgages
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the      Credit and Counter-       Core Equity Balanced
seller of a security            party Risks               Total Return
agrees to buy it back at
an agreed-upon price and
time in the future
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not         Liquidity Risk            Core Equity Balanced
registered, but which are                                 Total Return
bought and sold solely by
institutional investors.
The Fund considers many
Rule 144A securities to be
"liquid," although the
market for such securities
typically is less active
than the public securities
markets
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like shortterm U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment [GRAPHIC OMITTED]advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts in 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended May 31, 2003.

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Core Equity                                            0.51%
Balanced                                               0.56%
Total Return                                           0.71%

[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's portfolio holdings:

FUND                                    PORTFOLIO MANAGER(S)
Core Equity                             Jeffrey G. Morris
                                        Sean D. Katof
                                        Michael Heyman
                                        Mark Lattis

Balanced                                Michael Heyman
                                        Mark Lattis
                                        Ken Bowling
                                        Richard King
                                        Steve Johnson

Total Return                            Michael Heyman
                                        Mark Lattis
                                        Ken Bowling
                                        Richard King
                                        Steve Johnson

Effective July 1, 2003, the below referenced portfolio managers, (with the exception of Sean D. Katof and Jeffrey G. Morris) are dual employees of INVESCO Funds Group, Inc. (the "advisor") and A I M Advisors, Inc. ("A I M Advisors").

KEN BOWLING has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He has been with the INVESCO Fixed Income division since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

MICHAEL HEYMAN has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

STEVE JOHNSON has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

SEAN D. KATOF a vice president of INVESCO, is the portfolio manager of Core Equity Fund. Sean joined INVESCO in 1994. He is a CFA charterholder. Sean holds a M.A. in Finance and a B.S. in Business Administration from the University of Colorado.

RICHARD KING has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO's Fixed Income Investment Management Team in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

MARK LATTIS has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

JEFFREY G. MORRIS a vice president of INVESCO, is the portfolio manager of Core Equity Fund. Jeff joined INVESCO in 1991 and is a CFA charterholder. He holds an M.S. in Finance from the University of Colorado - Denver and a B.S. in Business Administration from Colorado State University.

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time and also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years).
o understand that shares of a Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- - FUND DEBTS
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you, your financial intermediary, or plan or program sponsor. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you, your financial intermediary, or plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAYS CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE. NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of theProspectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact INVESCO to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retire ment plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through INVESCO.

METHOD                          INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        $1,000 for regular        INVESCO does not
Mail to:                        accounts; $250 for an     accept cash, credit
INVESCO Funds Group, Inc.       IRA; $50 for each         cards, travelers'
P.O. Box 173706                 subsequent investment.    cheques, credit card
Denver, CO 80217-3706.                                    checks, instant loan
You may send your check by                                checks, money orders,
overnight courier to:                                     or third party checks
4350 South Monaco Street                                  unless they are from
Denver, CO 80237.                                         another financial
                                                          institution related to
                                                          a retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                         $1,000 for regular
You may send your payment       accounts; $250 for an
by bank wire (call              IRA; $50 for each
1-800-525-8085 for              subsequent investment.
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH           $1,000 for regular        You must provide your
Call 1-800-525-8085 to          accounts; $250 for an     bank account
request your purchase. Upon     IRA; $50 for each         information to INVESCO
your telephone                  subsequent investment.    prior to using this
instructions, INVESCO will                                option.
move money from your
designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR           $1,000 for regular        You will need a Web
CLASS - GRANDFATHERED           accounts; $250 for        browser to use this
INVESTORS ONLY)                 an IRA; $50 for each      service. Internet
Go to the INVESCO Web site      subsequent investment.    transactions are
at invescofunds.com.                                      limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH          $50 per month for         Like all regular
EASIVEST OR DIRECT PAYROLL      EasiVest; $50 per pay     investment plans,
PURCHASE                        period for Direct         neither EasiVest nor
You may enroll on your          Payroll Purchase. You     Direct Payroll
fund application, or call       may start or stop your    Purchase ensures a
us for a separate form and      regular investment        profit or protects
more details. Investing         plan at any time, with    against loss in a
the same amount on a            two weeks' notice to      falling market.
monthly basis allows you        INVESCO.                  Because you'll invest
to buy more shares when                                   continually,
prices are low and fewer                                  regardless of varying
shares when prices are                                    price levels, consider
high. This "dollar cost                                   your financial ability
averaging" may help offset                                to keep buying through
market fluctuations. Over                                 low price levels. And
a period of time, your                                    remember that you will
average cost per share may                                lose money if you
be less than the actual                                   redeem your shares
average net asset value                                   when the market value
per share.                                                of all your shares is
                                                          less than their cost.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE        $50 for subsequent        You must provide your
WITH ACH                        investments.              bank account
Automated transactions by                                 information to INVESCO
telephone are available                                   prior to using this
for subsequent purchases                                  option. Automated
and exchanges 24 hours a                                  transactions are
day. Simply call                                          limited to a maximum
1-800-424-8085.                                           of $25,000.

METHOD                          INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE                     $1,000 for regular        See "Exchange Policy."
Between the same class of       accounts; $250 for an
any two INVESCO funds.          IRA; $50 for each
Call 1-800-525-8085 for         subsequent investment.
prospectuses of other
INVESCO funds. Exchanges
may be made by phone or at
our Web site at
invescofunds.com. You may
also establish an
automatic monthly exchange
service between two
INVESCO funds; call us for
further details and the
correct form.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:

o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO (the "INVESCO Funds") in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO employees, INVESCO Funds directors, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES AN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o  You may make up to four exchanges out of each Fund per twelve-month period.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

                            Investor
                            Class        Class A               Class B         Class C           Class K
                            -----        -------               -------         -------           -------
Initial Sales Charge        None         5.50%                 None            None              None

CDSC(1)                     None         1% on certain         1% - 5% for     1% for shares     0.70% on
                                         purchases held        shares held     held less         certain
                                         less than 18 months   less than 6     than 13           purchases
                                                               years           months            held less
                                                                                                 than 12
                                                                                                 months

12b-1 Fee                   0.25%        0.35%                 1.00%           1.00%             0.45%

Conversion                  No           No                    Yes(2)           No               No

Purchase Order Maximum      None         None                  $250,000        $1,000,000        None

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of
    Additional Information entitled "Distributor -- Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY).

Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through the INVESCO Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security number, and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any INVESCO fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY)

Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                       Investor's Sales Charge
Amount of investment                                As a % of         As a % of
in a single transaction                            offering price     investment

Less than                                $25,000       5.50%             5.82%
$25,000                 but less than    $50,000       5.25%             5.54%
$50,000                 but less than    $100,000      4.75%             4.99%
$100,000                but less than    $250,000      3.75%             3.90%
$250,000                but less than    $500,000      3.00%             3.09%
$500,000                but less than    $1,000,000    2.00%             2.04%
$1,000,000              or more                        NAV               NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the total original cost of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

Year Since
purchase made                         Class B                   Class C

First                                 5%                        1%(1)
Second                                4%                        None
Third                                 3%                        None
Fourth                                3%                        None
Fifth                                 2%                        None
Sixth                                 1%                        None
Seventh and following                 None(2)                   None

(1) The first year will consist of the first thirteen months.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS

     You will not pay initial sales charges:

     o  on shares purchased by reinvesting dividends and distributions;
     o  when exchanging shares of the same class among certain INVESCO funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than thirteen months;

     o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE. INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares.

Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor-Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                Any amount.                You must provide an IRA
Call us toll-free at:                                  redemption form to
1-800-525-8085.                                        INVESCO prior to making
                                                       an IRA redemption by
                                                       telephone. INVESCO's
                                                       telephone redemption
                                                       privileges may be
                                                       modified or terminated in
                                                       the future at INVESCO's
                                                       discretion. The maximum
                                                       amount which may be
                                                       redeemed by telephone is
                                                       generally $25,000.

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
IN WRITING                  Any amount.                The redemption request
Mail your request to:                                  must be signed by all
INVESCO Funds Group, Inc.                              registered account
P.O. Box 173706                                        owners. Payment will be
Denver, CO 80217-3706.                                 mailed to your address
You may also send your                                 as it appears on
request by overnight                                   INVESCO's records, or to
courier to:                                            a bank designated by you
4350 South Monaco Street                               in writing.
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH       Any amount.                You must provide your
Call 1-800-525-8085 to                                 bank account information
request your redemption.                               or IRA redemption form
                                                       to INVESCO prior to
                                                       using this option.
                                                       INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR       Any amount. IRA            You will need a Web
CLASS - GRANDFATHERED       redemptions are not        browser to use this
INVESTORS ONLY) Go to       permitted via the          service. Internet
the INVESCO Web site at     Internet.                  transactions are limited
invescofunds.com                                       to a maximum of $25,000.
                                                       INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.

--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE    $50.                       Be sure to write down
WITH ACH (INVESTOR CLASS                               the confirmation number
- - GRANDFATHERED INVESTORS                              provided to you. You
ONLY)                                                  must forward your bank
Automated transactions                                 account information to
by telephone are                                       INVESCO prior to using
available for                                          this option.
redemptions and
exchanges 24 hours a
day. Simply call
1-800-424-8085.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN    $100 per payment on a      You must have at least
You may call us to          monthly or quarterly       $10,000 total invested
request the appropriate     basis. The redemption      with the INVESCO funds
form and more               check may be made          with at least $5,000 of
information at              payable to any party you   that total invested in
1-800-525-8085.             designate.                 the fund from which
                                                       withdrawals will be
                                                       made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY      Any amount.                All registered account
Mail your request to:                                  owners must sign the
INVESCO Funds Group, Inc.                              request, with signature
P.O. Box 173706                                        guarantees from an
Denver, CO 80217-3706.                                 eligible guarantor
                                                       financial institution,
                                                       such as a commercial
                                                       bank or a recognized
                                                       national or regional
                                                       securities firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. INVESCO generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substanially all of this investment income, less Fund expenses, to shareholders quarterly. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. Since Class K shares of Total Return Fund had not commenced operations as of May 31, 2003, financial information is not available for that class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Combination Stock & Bond Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                         PERIOD           YEAR
                                                                                                         ENDED            ENDED
                                                          YEAR ENDED MAY 31                              MAY 31           JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND -- INVESTOR CLASS
PER SHARE DATA                                    2003           2002           2001           2000          1999(a)           1998
Net Asset Value--Beginning of Period       $     11.60    $     13.91    $     15.45    $     15.85   $     16.18      $      15.31
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.10           0.16           0.22           0.24          0.30              0.38
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (1.17)         (1.88)         (0.31)          1.05          1.19              2.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.07)         (1.72)         (0.09)          1.29          1.49              2.92
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  0.10           0.59           1.45           1.69          1.82              2.05
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of  Period            $     10.43    $     11.60    $     13.91    $     15.45   $     15.85      $      16.18
====================================================================================================================================

TOTAL RETURN                                     (9.18%)       (12.42%)        (0.45%)         8.46%        10.31%(b)         20.55%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                           $ 2,518,441    $ 3,184,866    $ 4,120,025    $ 4,405,739   $ 4,845,036      $  5,080,735
Ratio of Expenses to Average Net
  Assets(c)(d)                                    1.08%          1.02%          0.96%          0.93%         0.90%(e)          0.90%
Ratio of Net Investment Income to
  Average Net Assets(d)                           0.99%          1.27%          1.47%          1.52%         2.10%             2.35%
Portfolio Turnover Rate                             36%            25%            36%            50%           47%(b)            58%

(a)  From July 1, 1998 to May 31, 1999.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(d)  Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended May 31, 1999 and the year ended June
     30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91%
     (annualized) and 0.90%, respectively, and ratio of net investment income to average net assets would have been 2.09%
     (annualized) and 2.35%, respectively.
(e)  Annualized

                                                                                CLASS A                          CLASS B
                                                                       YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                                         MAY 31           MAY 31          MAY 31           MAY 31
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND-- CLASS A & CLASS B                                      2003             2002(a)         2003            2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $   11.56        $   12.34       $   11.54       $   12.34
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                           0.15             0.01           (0.00)           0.01
Net Losses on Securities (Both Realized and
  Unrealized)                                                            (1.21)           (0.71)          (1.17)          (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         (1.06)           (0.70)          (1.17)          (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.15             0.08            0.10            0.08
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $   10.35        $   11.56       $   10.27       $   11.54
===================================================================================================================================

TOTAL RETURN(d)                                                          (9.09%)          (5.67%)(e)     (10.11%)         (5.83%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $   4,674        $     297       $   1,264       $     258
Ratio of Expenses to Average Net Assets(f)(g)                             1.23%            0.99%(h)        2.16%           1.62%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)            0.92%            1.41%(h)       (0.05%)          0.84%(h)
Portfolio Turnover Rate                                                     36%              25%(i)          36%             25%(i)

(a) From April 1, 2002, inception of Class, to May 31, 2002
(b) The per share information for Class B was computed based on average shares for the year ended May 31, 2003.
(c) Net Investment Loss for Class B aggregated less than $0.01 on a per share basis for the year ended May 31 2003.
(d) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.57% and ratio of net investment loss to average net assets would have been (0.46%).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                           PERIOD
                                                                                                                           ENDED
                                                                                       YEAR ENDED MAY 31                   MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 2003         2002         2001             2000(a)
CORE EQUITY FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                       $    11.51   $    13.77   $    15.32       $    14.55
------------------------------------------------------------------------------------------------------------------------------------
INCOME  FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                    (0.01)        0.05         0.18             0.12
Net Gains or (Losses) on Securities (Both Realized and Unrealized)              (1.16)       (1.86)       (0.38)            0.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                                               (1.17)       (1.81)       (0.20)            0.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                 0.00         0.45         1.35             0.19
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                             $    10.34   $    11.51   $    13.77       $    15.32
====================================================================================================================================

TOTAL RETURN(b)                                                                (10.17%)     (13.17%)      (1.22%)           6.66%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                   $    8,912   $    9,747   $   10,404       $    1,388
Ratio of Expenses to Average Net Assets(d)                                       2.20%        1.90%        1.73%            1.67%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets                     (0.12%)       0.40%        0.75%            0.94%(e)
Portfolio Turnover Rate                                                            36%          25%          36%              50%(f)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

                                                                                                                      PERIOD ENDED
                                                                                        YEAR ENDED MAY 31                 MAY 31
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND-- CLASS K                                                           2003               2002               2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                           $    11.41         $    13.84         $    14.38
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                         0.01               0.20              (0.05)
Net Losses on Securities (Both Realized and Unrealized)                             (1.16)             (1.98)             (0.48)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    (1.15)             (1.78)             (0.53)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                     0.01               0.65               0.01
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                 $    10.25         $    11.41         $    13.84
====================================================================================================================================

TOTAL RETURN                                                                       (10.07%)           (12.91%)            (3.68%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                       $   22,450         $   28,372         $        1
Ratio of Expenses to Average Net Assets(d)(e)                                        1.98%              1.18%              3.00%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)                       0.08%              1.08%             (0.71%)(f)
Portfolio Turnover Rate                                                                36%                25%                36%(g)

(a) From December 14, 2000, inception of Class, to May 31, 2001.
(b) The per share information was computed based on average shares for the year ended May 31, 2003.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.63% and ratio fo net investment loss to average net assets would have been (0.57%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

                                                                                                               PERIOD        YEAR
                                                                                                               ENDED         ENDED
                                                                  YEAR ENDED MAY 31                            MAY 31       JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                  2003          2002            2001            2000           1999(a)         1998
BALANCED FUND-- INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period       $     13.79   $     15.99     $     17.18     $     16.78    $     15.71     $     15.86
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.18          0.24            0.34            0.32           0.24            0.33
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (0.84)        (2.22)          (0.95)           0.92           1.73            1.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (0.66)        (1.98)          (0.61)           1.24           1.97            1.83
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  0.12          0.22(b)         0.58            0.84           0.90            1.98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period             $     13.01   $     13.79     $     15.99     $     17.18    $     16.78     $     15.71
====================================================================================================================================

TOTAL RETURN                                     (4.78%)      (12.37           (3.65%)          7.47%         13.12           12.90%

RATIOS
Net Assets--End of Period ($000
Omitted)                                   $   537,543   $   784,095     $ 1,087,540     $   644,957    $   324,838     $   216,624
Ratio of Expenses to Average Net
Assets(d)(e)                                      1.26%         1.22%           1.07%           1.15%          1.21%(f)        1.22%
Ratio of Net Investment Income to Average
  Net Assets(e)                                   1.32%         1.63%           2.07%           1.98%          1.94%(f)        2.18%
Portfolio Turnover Rate                             94%           87%             67%             89%           100%(c)         108%

(a) From August 1, 1998 to May 31, 1999.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.31% and ratio of net investment income to average net assets would have been 1.27%.
(f) Annualized

                                                                              CLASS A                            CLASS B

                                                                    YEAR ENDED       PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                                      MAY 31           MAY 31           MAY 31           MAY 31
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND-- CLASS A & CLASS B                                       2003             2002(a)          2003             2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                $  13.71         $  14.45         $  13.71         $  14.45
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                   0.24             0.02             0.26             0.02
Net Losses on Securities (Both Realized and Unrealized)                (0.93)           (0.62)           (1.03)           (0.64)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       (0.69)           (0.60)           (0.77)           (0.62)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.40             0.14             0.51             0.12
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $  12.62         $  13.71         $  12.43         $  13.71
====================================================================================================================================

TOTAL RETURN(B)                                                        (4.88%)          (4.19%)(c)       (5.46%)          (4.28%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                            $    376         $    127         $    255         $     58
Ratio of Expenses to Average Net Assets(d)(e)                           1.34%            1.04%(f)         2.01%            1.77%(f)
Ratio of Net Investment Income to Average Net Assets(e)                 1.21%            1.56%(f)         0.55%            1.01%(f)
Portfolio Turnover Rate                                                   94%              87%(g)           94%              87%(g)

(a) From April 1, 2002, inception of Class, to May 31, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% for Class A and 4.45% for Class B and ratio of net investment income (loss) to average net assets would have been 0.04% for Class A and (1.89%) for Class B.
(f) Annualized.
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                          PERIOD
                                                                                                                          ENDED
                                                                                    YEAR ENDED MAY 31                     MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                         2003            2002            2001              2000(a)
BALANCED FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                $   13.81       $   15.94       $   17.05         $   17.38
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.15            0.19            0.28              0.17
Net Losses on Securities (Both Realized and Unrealized)                 (0.91)          (2.27)          (0.99)            (0.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.76)          (2.08)          (0.71)            (0.08)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                         0.02            0.05            0.40              0.25
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $   13.03       $   13.81       $   15.94         $   17.05
====================================================================================================================================
                                                                                                                      =========
TOTAL RETURN(b)                                                         (5.52%)        (13.08%)         (4.25%)           (0.46%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                           $   2,878       $   4,296       $   8,468         $   2,134
Ratio of Expenses to Average Net Assets(d)(e)                            2.01%           2.00%           1.81%             1.77%(f)
Ratio of Net Investment Income to  Average Net Assets(e)                 0.58%           0.89%           1.36%             1.57%(f)
Portfolio Turnover Rate                                                    94%             87%             67%               89%(g)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended May 31, 2003 and 2002. If such expenses had not been absorbed, ratio of expenses to average net assets would have been 2.74% and 2.07%, respectively and ratio of net investment income (loss) to average net assets would have been (0.15%) and 0.82%, respectively.
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

                                                                                         YEAR ENDED                     PERIOD ENDED
                                                                                           MAY 31                          MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2003                2002                   2001(a)
BALANCED FUND-- CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $    13.64          $    15.96             $    17.36
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                           0.08                0.17                   0.13
Net Losses on Securities (Both Realized and Unrealized)                        (0.76)              (2.16)                 (1.39)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                                              (0.68)              (1.99)                 (1.26)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.08                0.33(b)                0.14
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $    12.88          $    13.64             $    15.96
====================================================================================================================================

TOTAL RETURN                                                                   (4.96%)            (12.55%)                (7.25%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $    8,483          $   12,257             $        1
Ratio of Expenses to Average Net Assets(d)(e)                                   1.46%               1.39%                  1.47%(f)
Ratio of Net Investment Income to Average Net Assets(e)                         1.12%               1.26%                  1.65%(f)
Portfolio Turnover Rate                                                           94%                 87%                    67%(g)

(a) From December 14, 2000, inception of Class, to May 31, 2001.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003 and the period ended May 31,
    2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52% and
    3.09% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.06% and 0.03%
    (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

                                                                                                              PERIOD         YEAR
                                                                                                              ENDED         ENDED
                                                                  YEAR ENDED MAY 31                           MAY 31       AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND--                               2003           2002           2001           2000           1999(a)          1998
  INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period         $   24.28    $     26.75    $     27.74    $     32.37    $     28.16      $     27.77
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                             0.40           0.39           0.55           0.81           0.60             0.83
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.63)         (1.74)         (0.29)         (3.47)          5.03             0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.23)         (1.35)          0.26          (2.66)          5.63             1.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  1.09           1.12           1.25           1.97           1.42             1.31
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period               $   21.96    $     24.28    $     26.75    $     27.74    $     32.37      $     28.16
====================================================================================================================================

TOTAL RETURN                                     (4.85%)        (5.13%)         1.08%         (8.29%)        20.27%(b)         6.02%

RATIOS
Net Assets--End of Period ($000 Omitted)     $ 810,787    $ 1,080,197    $ 1,462,543    $ 2,326,899    $ 3,418,746      $ 2,561,016
Ratio of Expenses to Average Net Assets(c)(d)     1.26%          1.49%          1.27%          1.00%          0.83%(e)         0.79%
Ratio of Net Investment Income to
  Average Net Assets(d)                           1.90%          1.57%          1.98%          2.60%          2.61%(e)         2.82%
Portfolio Turnover Rate                             45%            54%            76%            49%             7%(b)           17%

(a) From September 1, 1998 to May 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003, the period ended May 31,
    1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.50%, 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.66%, 2.60% (annualized) and 2.81%, respectively.
(e) Annualized

                                                                                   CLASS A                        CLASS B

                                                                           YEAR ENDED   PERIOD ENDED      YEAR ENDED   PERIOD ENDED
                                                                             MAY 31        MAY 31           MAY 31        MAY 31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND-- CLASS A & CLASS B                                         2003          2002(a)          2003          2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $  24.08      $  25.28         $  24.08      $  25.28
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                         0.63          0.03             0.54          0.02
Net Losses on Securities (Both Realized and Unrealized)                      (1.89)        (0.95)           (1.94)        (0.96)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                             (1.26)        (0.92)           (1.40)        (0.94)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                              1.35          0.28             1.37          0.26
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $  21.47      $  24.08         $  21.31      $  24.08
====================================================================================================================================

TOTAL RETURN(b)                                                              (4.99%)       (3.64%)(c)       (5.54%)       (3.76%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $    546      $     93         $    570      $     91
Ratio of Expenses to Average Net Assets(d)(e)                                 1.34%         1.18%(f)         2.01%         1.86%(f)
Ratio of Net Investment Income to Average Net Assets(e)                       1.76%         2.11%(f)         1.13%         1.27%(f)
Portfolio Turnover Rate                                                         45%           54%(g)           45%           54%(g)

(a) From April 1, 2002, inception of Class, to May 31, 2002
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.94% for Class A and 3.33% for Class B and ratio of net investment income (loss) to average net assets would have been 1.16% for Class A and (0.19%) for Class B.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                        PERIOD ENDED
                                                                                       YEAR ENDED MAY 31                    MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2003          2002          2001            2000(a)
TOTAL RETURN FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $  23.60      $  26.07      $  27.30        $  26.71
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                           0.12          0.05          0.43            0.29
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             (1.54)        (1.71)        (0.94)           0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (1.42)        (1.66)        (0.51)           1.16
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.71          0.81          0.72            0.57
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                              $  21.47      $  23.60      $  26.07        $  27.30
====================================================================================================================================

TOTAL RETURN(b)                                                                (5.91%)       (6.44%)       (1.78%)          4.40%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                    $    787      $    591      $    334        $     10
Ratio of Expenses to Average Net Assets(d)(e)                                   2.24%         2.59%         2.30%           2.94%(f)
Ratio of Net Investment Income to Average Net Assets(e)                         0.89%         0.46%         0.84%           1.46%(f)
Portfolio Turnover Rate                                                           45%           54%           76%             49%(g)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.49%, and ratio of net investment loss to average net aseets would have been (0.36%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

AUGUST 12, 2003


INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO BALANCED FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TOTAL RETURN FUND--INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated August 12, 2003, is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at invescofunds.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-8066 and 033-69904.


811-8066

                                                                    APPENDIX III

YOUR FUND'S REPORT

TOTAL RETURN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

All three of the major indexes measuring stock market performance retreated during the 12-month period ended May 31, 2003. For the majority of the year, investors were assailed by one concern after the next, from news of corporate accounting fraud, to rising oil prices, to the war in Iraq and the ongoing threat of terrorism. Additionally, there were few signs of improvement in the economy, with consumer confidence dropping dramatically and the Institute for Supply Management's monthly reports on the manufacturing sector showing stagnation over the course of the year.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          Top 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 5/31/03
--------------------------------------------------------------------------------

Target Corp.........................2.47%
Anheuser-Busch Cos..................2.38%
Pfizer Corp.........................2.38%
Wells Fargo & Co....................2.26%
Lehman Brothers Holdings............2.24%
General Electric....................2.14%
Verizon Communications..............2.08%
Citigroup Inc.......................2.01%
Exxon Mobil.........................1.98%
Bank of America.....................1.97%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, when the war proved to be shorter than many had anticipated, the market staged an impressive rally from March through May, gaining the most ground in April. Indeed, hopes for a recovery blossomed during this latter part of the fiscal year, as investors were able to turn their attention from geopolitical events to better-than-expected first-quarter earnings reports. Nevertheless, the rally was not enough to boost the stock market's annual return into positive territory.

Against this backdrop, the fund's diversification across asset classes proved beneficial, as defensive-minded investors rewarded bonds during the year. For the 12-month period ended May 31, 2003, Total Return Fund-Investor Class shares declined 4.85%, compared to an 8.05% loss for the S&P 500 Index.(R) The Lehman Government/Credit Bond Index, however, gained 14.57% over the same period. (Of course, past performance is no guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

EXPOSURE TO FIXED-INCOME MARKETS PROVIDES BALLAST

With equity markets so volatile, investors turned to fixed-income securities for stability. Bond investors originally feared that a Federal Reserve tightening cycle would take hold by 2003, but with the economy's health remaining in question and the possibility of deflation increasingly becoming a concern, the central bank opted to remain open to more easing, as evidenced by a rate cut of 50 basis points in November. Given this turn of events, Treasuries outperformed. And, with its substantial allocation in highly liquid fixed-income securities, the fund benefited.

Pockets of strength on the equities side of the portfolio also played a part in the fund's outperformance of the S&P 500 Index.(R) Although underweight relative to the index in the health care sector, strong stock selection in this area served us well. For example, Pharmacia Corp and Merck & Co both gained ground over the past six months. Investors responded positively to Pfizer's acquisition of Pharmacia, and Merck garnered favor after announcing that its earnings growth was expected to increase significantly in 2003 from flat levels in 2002.

Other outperformance came from the technology sector, which languished early in the period only to stage a dramatic comeback. Although underweight relative to the index in tech stocks, we had increased the fund's position in companies like Hewlett-Packard Co, Nokia Corp, and International Business Machines prior to the rally -- a strategy that proved effective for the fund. Finally, a number of the fund's financial services stocks provided a lift. Standouts included Lehman Brothers Holdings, Merrill Lynch & Co, and American International Group.

SOME HOLDINGS DISAPPOINT

In a period that saw negative returns from every sector of the S&P 500,(R) laggards came from a variety of areas. For example, industrial conglomerate SPX Corp saw its earnings fall back in the second half of 2002 and into 2003 -- a result of the struggling economy. Other detractors from performance included Altria Group (formerly Philip Morris) and Qwest Communications International. Altria suffered legal setbacks related to its tobacco business, and Qwest fell prey to questions about its accounting practices. Although neither of these companies remains a portfolio holding, some losses were incurred prior to our decision to sell them.

PIE CHART:  TOTAL RETURN FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................25.07%
            Financials..........................18.68%
            Industrials.........................11.58%
            Information Technology.............. 8.18%
            Consumer Discretionary.............. 7.29%
            Consumer Staples.................... 7.00%
            Materials........................... 6.26%
            Health Care......................... 5.58%
            Energy.............................. 5.06%
            Telecommunications Services......... 4.05%
            Utilities........................... 1.41%
            Net Cash & Cash Equivalents.........(0.16%)

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO TOTAL RETURN FUND -                          LEHMAN GOVERNMENT/
      INVESTOR CLASS                   S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

5/93  $10,000                          $10,000             $10,000
5/94  $10,733                          $10,425             $10,101
5/95  $12,589                          $12,527             $11,274
5/96  $14,711                          $16,086             $11,736
5/97  $17,616                          $20,821             $12,663
5/98  $21,523                          $27,205             $14,117
5/99  $23,749                          $32,926             $14,690
5/00  $21,781                          $36,373             $14,971
5/01  $22,017                          $32,536             $16,896
5/02  $20,887                          $28,033             $18,222
5/03  $19,873                          $25,771             $20,877

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON, CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

DIVERSIFICATION REMAINS A PRIMARY FOCUS

An economic recovery seems to be gradually taking shape in the wake of improved investor sentiment, the end of the war in Iraq, and the passage of an economic stimulus plan. We'll keep looking for new opportunities on both the buy and sell sides, taking profits where we can and making the most of any attractive valuations resulting from the market volatility. As always, we will maintain significant exposure to fixed-income securities for diversification purposes.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY) AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK W. LATTIS, AND RICHARD J. KING.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS A & CLASS B GROWTH OF $10,000(5)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Total
Return Fund - Class A and the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Total Return Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO TOTAL RETURN    INVESCO TOTAL RETURN                        LEHMAN GOVERNMENT/
      FUND - CLASS A          FUND - CLASS B          S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

4/02  $10,000                 $10,000                 $10,000             $10,000
5/02  $ 9,107                 $ 9,624                 $ 9,325             $10,288
5/03  $ 8,652                 $ 8,691                 $ 8,572             $11,787

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                                LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS C    S&P 500 INDEX(6)   CREDIT BOND INDEX(6)
2/00  $10,000                                $10,000            $10,000
5/00  $10,440                                $10,429            $10,086
5/01  $10,254                                $ 9,329            $11,383
5/02  $ 9,593                                $ 8,038            $12,277
5/03  $ 9,026                                $ 7,389            $14,065

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of           , 200 , between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and [INVESCO Institutional (N.A.), Inc.] hereinafter "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100 Atlanta, Georgia 30309.

     WHEREAS:

     A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

     C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  Duties as Sub-Adviser.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

     (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5.  Compensation.

     (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

     (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7.  Limitation of Liability of Sub-Adviser and
Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8.  Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall
continue in force and effect until           , 200 . Thereafter, if not
terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                            [INVESCO INSTITUTIONAL (N.A.), INC.]
Adviser                                         Sub-adviser
By:
-----------------------------------------
                                                By: ----------------------------------------------------
Name:
-----------------------------------------
                                                Name: -------------------------------------------------
Title:
-----------------------------------------       Title:
                                                --------------------------------------------------

                                   EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                                 [To Be Added]

                                                                     APPENDIX VI

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity II Fund into AIM Premier Equity Fund

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



      VOTING BY TELEPHONE                        VOTING BY INTERNET                               VOTING BY MAIL
1.  Read the accompanying Proxy            1.  Read the accompanying Proxy                 1.  Read the accompanying Proxy
    Statement and Proxy Card.                  Statement and Proxy Card.                       Statement and Proxy Card.
2.  Call the toll-free number              2.  Go to the Web site                          2.  Please mark, sign and date
    1-888-221-0697.                            www.aiminvestments.com.                         your Proxy Card.
3.  Enter your Control Number listed       3.  Click on the My Account tab.                3.  Return the Proxy Card in the
    on the Proxy Card.                     4.  Click on the 2003 Proxy Information             postage-paid envelope provided or
4.  Follow the recorded instructions.          link.                                           return it to Proxy Tabulator, P.O.
                                           5.  Follow the instructions provided.               Box 9123, Hingham, MA 02043-9723.
                                           6.  Enter your Control Number listed on
                                               the Proxy Card.

--------------------------------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   ****CONTROL NUMBER: 999 999 999 999 99****
--------------------------------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                              INVESCO BALANCED FUND

   (AN INVESTMENT PORTFOLIO OF INVESCO COMBINATION STOCK & BOND FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                    -- PROXY MUST BE SIGNED AND DATED BELOW. --

                                    Dated                                  2003
                                          --------------------------------

                                    -------------------------------------------
                                           Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
     PLEASE DO NOT USE FINE POINT PENS.


                                                            [X]



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                              FOR        AGAINST       ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                 [ ]          [ ]            [ ]
    assets of INVESCO Balanced Fund will be transferred to INVESCO Total Return
    Fund ("Buying Fund"), each an investment portfolio of INVESCO Combination
    Stock & Bond Funds, Inc. ("Company"). Buying Fund will assume the liabilities of INVESCO Balanced Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of
    INVESCO Balanced Fund.

                                                                                                        WITHHOLD
                                                                                              FOR       AUTHORITY      FOR ALL
                                                                                              ALL    FOR ALL NOMINEES   EXCEPT
2.  To elect sixteen individuals to the Board, each of whom will                              [ ]          [ ]           [ ]
    serve until his or her successor is elected and qualified:

01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham   13  Ruth H. Quigley
02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis    14  Louis S. Sklar
03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis 15  Larry Soll, Ph.D.
04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock   16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                              FOR        AGAINST       ABSTAIN
3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                  [ ]          [ ]           [ ]

4.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                  [ ]          [ ]           [ ]
    INVESCO Institutional (N.A.), Inc.

5.  To approve a Plan of Reorganization which provides for the redomestication                [ ]          [ ]           [ ]
    of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

                       ezVote(TM) Consolidated Proxy Card

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

                   ****CONTROL NUMBER: 999 999 999 999 99****


PROXY CARD                                                            PROXY CARD

      PROXY SOLICITED BY THE BOARD OF [DIRECTORS] [TRUSTEES] (THE "BOARD")

                                       OF

                            [INSERT PORTFOLIO NAME]

                            [INSERT REGISTRANT NAME]

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints [INSERT PROXY NAMES], and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       *   PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated ____________________ 2003


                                       -----------------------------------------



                                       -----------------------------------------
                                            Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

            VOTING BY TELEPHONE                             VOTING BY INTERNET                            VOTING BY MAIL
1.       Read the accompanying Proxy          1.       Read the accompanying Proxy            1.       Read the accompanying Proxy
         Statement and Proxy Card.                     Statement and Proxy Card.                       Statement and Proxy Card.
2.       Call the toll-free number            2.       Go to the Web site                     2.       Please mark, sign and date
         1-888-221-0697.                               www.aiminvestments.com.                         your Proxy Card.
3.       Enter your Control Number listed     3.       Click on the My Account tab.           3.       Return the Proxy Card in the
         on the Proxy Card.                   4.       Click on the 2003 Proxy Information             postage-paid envelope
4.       Follow the recorded instructions.             link.                                           provided or return it to
                                              5.       Follow the instructions provided.               Proxy Tabulator, P.O. Box
                                              6.       Enter your Control Number listed on             9123, Hingham, MA 02043-9723.
                                                       the Proxy Card.

                               INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE
      CONSOLIDATED PROXY CARD ABOVE.

                       SIGN BELOW ONLY IF YOU ARE VOTING
                            EACH ACCOUNT SEPARATELY.

Dated _______________________ 2003


                      ____________________________________
                         Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

   * PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. * PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


         -----------------------------------------------------------------------

         IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

                              INDIVIDUAL BALLOT(S)

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL
      BALLOT(S) BELOW.


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345                           CONTROL NUMBER
                                          XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


                                          FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]
                                          [ ]             [ ]             [ ]